                               SUBLEASE AGREEMENT


This Sublease Agreement is made this 29th day of August 2001, by and between ICON InfoSystems, Inc., an Illinois corporation (hereinafter referred to as "Tenant" or "Sub-Landlord") and BioSante Pharmaceuticals, Inc., a Delaware corporation ("Sub-Tenant").

                                    RECITALS

A. Sub-Landlord currently occupies Suite 280 of the building commonly known as 111 Barclay Boulevard Building in Lincolnshire Corporate Center, Lincolnshire, Illinois, pursuant to that certain Office Lease Agreement dated February 11, 1998 by and between Tenant and American National Bank and Trust Company of Chicago, as Trustee under Trust No. 113370-03 (now LaSalle Bank N.A., as successor trustee aforesaid, being hereafter referred to as "Landlord"), which was amended by the same parties by a First Amendment to Lease dated October 1, 1999, and be a Second Amendment to Lease dated December 23, 1999 (said Lease, as amended, being hereafter referred to as "Prime Lease").

B. Sub-Tenant desires to Sublease said Suite 280 from Sub-Lessor upon the terms and conditions set forth below.

         Therefore, in consideration of the mutual undertakings hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby as follows:

1.       DEFINITIONS:
         For the purpose of this Sublease Agreement, the following terms shall have the following meanings:

         a. SUBLEASED PREMISES: Suite 280, 111 Barclay Boulevard Building in the Lincolnshire Corporate Center referred to in the Prime Lease and shown on Exhibit A attached hereto.

         b. SUBLEASE TERM: A period of time beginning on the Sublease Commencement Date and ending on the Expiration Date.

         c. SUBLEASE COMMENCEMENT DATE: September 1, 2001. Notwithstanding anything contained herein to the contrary, the Sublease Commencement Date shall not be deemed to occur unless and until: (a) this Sublease has been fully executed by all parties hereto, and (b) the Landlord consents to same in writing.

         d.       RENT PAYMENT COMMENCEMENT DATE: The Sublease Commencement
                  Date.

         e.       EXPIRATION DATE:  December 31, 2003.

         f.       RENT:  $6,219.08 per month, gross.

         g. SUBLEASE PAYMENT ADDRESS: ICON InfoSystems, Inc., Suite 110, 111 Barclay Boulevard, Lincolnshire, Illinois 60069.

         h. USE: The Subleased Premises may be used for general business offices.

         i.       SUBLEASE:  This Sublease Agreement.

2.       SUBLEASED PREMISES:
         Sub-Landlord does hereby sublease to Sub-Tenant and Sub-Tenant hires and takes from Sub-Landlord the Subleased Premises as defined in Section l.a.

3.       SUBLEASE TERM:
         The Sublease Term shall be as described in Section 1.b.

4.       PRIME LEASE:
         Sub-Landlord represents that a true and complete copy of the Prime Lease is attached hereto as Exhibit B and such Prime Lease has not been further amended or modified and remains in full force and effect. All terms, covenants and conditions of the Prime Lease are incorporated herein by reference, with the same force and effect as if set forth at length herein, and shall be binding upon both Sub-Landlord and Sub-Tenant. This sublease and all of the rights of Sub-Tenant hereunder with respect to the Premises are subject to the terms, conditions and provisions of the Prime Lease. Sub-Tenant hereby assumes and agrees to perform faithfully and be bound by all of Sub-Landlord's obligations, covenants, agreements and liabilities under the Prime Lease (except that Sub-Tenant shall not be obligated to pay any Base Rent or Additional Rent under Sections 1 or 2 of the Prime Lease); provided, however in no event shall Sub-Tenant be responsible for the restoration of the Premises to any condition other than the condition same is on Sublease Commencement date; normal wear and tear and damage and/or loss by casualty or condemnation excepted..

         (A)      Without limitation of the foregoing:

                  (i) Sub-Tenant shall not make any changes, alterations or additions in or to the Premises except as otherwise expressly provided herein;

                  (ii) If Sub-Tenant desires to take any other action and the Prime Lease would require that Sub-Landlord obtain the consent of Landlord before undertaking any action of the same kind, Sub-Tenant shall not undertake the same without the prior written consent of Sub-Landlord. Sub-Landlord may condition its consent on the consent of Landlord being obtained and may require Sub-Tenant to contact Landlord directly for such consent; provided, however, where consent is so required, Sub-Landlord will not unreasonably withhold, condition, or delay its consent, and Sub-Landlord will reasonably assist Sub-Tenant in pursuing such consent from the Landlord.

                  (iii) Sub-Landlord shall have all other rights, and all privileges, options, reservations and remedies, granted or allowed to, or held by, Landlord under the Prime Lease; and Sub-Tenant shall be entitled to all of Sub-Landlord's rights and benefits as "Tenant" under the Prime Lease, except as otherwise stated herein.

                  (iv) Sub-Tenant shall not do anything or suffer or permit anything to be done which could result in a default under the Prime Lease or permit the Prime Lease to be cancelled or terminated.

                  (v) Sub-Tenant shall not assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Sublease or any interest of Sub-Tenant in this Sublease, by operation of law or otherwise, or permit the use of the Premises or any part thereof by any persons other than Sub-Tenant and Sub-Tenant's employees, or sublet the Premises or any part thereof,

                  (vi) Neither rental nor other payments hereunder shall abate by reason of any damage to or destruction of the Premises, the premises subject to the Prime Lease, or the Building or any part thereof, unless, and then only to the extent that, rental and such other payments actually abate under the Prime Lease with respect to the Premises on account of such event.

                  (vii) In the event of any conflict between the terms, conditions and provisions of the Prime Lease and of this Sublease, the terms, conditions and provisions of this Sublease shall, in all instances, govern and control; with respect to Sub-Tenant's and Sub-Landlord's relationship hereunder.
                           Notwithstanding anything contained herein to the contrary, Sub-Tenant shall not be responsible for any of Sub-Landlord's financial or other obligations arising before the Sublease Term, except as otherwise stated herein.

         (B) It is expressly understood and agreed that Sub-Landlord does not assume and shall not have any of the obligations or liabilities of Landlord under the Prime Lease and that Sub-Landlord is not making the representations or warranties, if any, made by Landlord in the Prime Lease. With respect to work, services, repairs and restoration or the performance of other obligations required of Landlord under the Prime Lease, Sub-Landlord's sole obligation with respect thereto shall be to request the same, upon written request from Sub-Tenant, and to use reasonable efforts to obtain the same from Landlord. Sub-Landlord shall not be liable in damages, nor shall rent abate hereunder, for or on account of any failure by Landlord to perform the obligations and duties imposed on it under the Prime Lease. In the event Sub-Landlord is entitled to any abatement, offset, or the like under the Lease, Sublandlord shall be entitled to same as to this Sublease.

5.       RENT PAYMENT:
         Sub-Tenant shall pay to Sub-Landlord during the Sublease Term, Rent as defined in Section 1.f. Rent shall be paid monthly in advance. The payment for the first month of the Sublease Term shall be due five days prior to the Sublease Commencement Date; and subsequent payments shall be due on the fifth day prior to the first day of each month thereafter during the Sublease Term.

6.       UTILITIES:
         Electricity is currently separately metered and Sub-Tenant shall promptly pay all charges for electricity used during the Sublease Term.

7.       INSURANCE:
         Sub-Landlord agrees to maintain the insurance of the kinds and amounts required to be maintained by Sub-Landlord as tenant under Prime Lease and that it shall name Sub-Tenant as an additional named insured. Sub-Landlord will provide Sub-Tenant with copies of the policies or certificates evidencing that such insurance is in full force and effect and stating the terms thereof.

8.       DESTRUCTION OR CONDEMNATION:
         In the event that the Subleased Premises are (a) damaged or destroyed by fire, explosion or any other casualty or taken by eminent domain (or by deed in given lieu of condemnation), and (b) as a result cannot be reasonably used by Sub-Tenant, Sub-Tenant may terminate the Sublease by giving written notice thereof to Sub-Landlord within thirty (30) days of the occurrence of either such event. In no event, however, shall tenant share in any award whatsoever.

9.       DEFAULT BY SUB-TENANT:

         a.       Upon the happening of any of the following:

                  (i) Sub-Tenant fails to pay any Base Rent or Additional Rent within five (5) days after the date it is due except that no more frequently than twice in any calendar year, Tenant shall be entitled to 5 days' prior notice of non-payment during which time it may cure such non-payment;

                  (ii) Sub-Tenant fails to pay any other amount due from Sub-Tenant hereunder and such failure continues for five (5) days after notice thereof from Sub-Landlord to Sub-Tenant;

                  (iii) Sub-Tenant fails to perform or observe any other covenant or agreement set forth in this Sublease and such failure continues for thirty (30) days after notice thereof from Sub-Landlord to Sub-Tenant;

                  (iv) any other event occurs which results from the action or failure to act by Sub-Tenant (as opposed to Sub-Landlord) which would constitute a Default (which is defined in the Prime Lease as a default after the expiration of applicable cure periods) under the Prime Lease if it involved Sub-Landlord or the premises covered by the Prime Lease:

Sub-Tenant shall be deemed to be in default hereunder, and Sub-Landlord may exercise, without limitation of any other rights and remedies available to it hereunder or at law or in equity, any and all rights and remedies of Landlord set forth in the Prime Lease in the event of a default by Sub-Landlord thereunder, but only to the extent applicable hereunder.

         b. In the event Sub-Tenant fails or refuses to make any payment or perform any covenant or agreement to be performed hereunder by Sub-Tenant, Sub-Landlord may make such payment or undertake to perform such covenant or agreement (but shall not have any obligation to Sub-Tenant to do so). In such event, amounts so paid and amounts expended in undertaking such performance, together with all direct, actual, and reasonable costs, expenses and attorneys' fees incurred by Sub-Landlord in connection therewith, shall be additional rent hereunder.

10.      WAIVER OF CLAIMS AND INDEMNITY:

         a. Sub-Tenant hereby releases and waives any and all claims against Landlord and Sub-Landlord and each of their respective officers directors, partners, agents and employees for injury or damage to person, property or business sustained in or about the Building, the premises subject to the Prime Lease, or the Premises by Sub-Tenant other than by reason of gross negligence or willful misconduct and except in any case which would render this release and waiver void under law.

         b. Sub-Landlord hereby releases and waives any and all claims against Sub-Tenant and its officers, directors, partners, agents and employees for injury or damage to person, property or business sustained in or about the Building, the premises subject to the Prime Lease, or the Premises by Sub-Landlord other than by reason of gross negligence or willful misconduct and except in any case which would render this release and waiver void under law.

         c. Sub-Tenant agrees to indemnify, defend and hold harmless Landlord and its beneficiaries, Sub-Landlord and the managing agent of the Building and each of their respective officers, directors, partners, agents and employees, from and against any and all claims, demands, costs and expenses of every kind and nature, including attorneys' fees and litigation expenses, arising from Sub-Tenant's specific use of the Premises, Sub-Tenant's construction of any leasehold improvements in the Premises or from any breach or default on the part of Sub-Tenant in the performance of any agreement or covenant of Sub-Tenant to be performed or performed under this Sublease or pursuant to the terms of this Sublease, or from any negligence or willful misconduct of Sub-Tenant or its agents, officers, employees, guests, servants, invitees or customers in or about the Premises. In case any such proceeding, as aforesaid, is brought against any of said indemnified parties. Sub-Tenant covenants, if requested by Sub-Landlord, to defend such proceeding at its sole cost and expense by legal counsel reasonably satisfactory to Sub-Landlord.

11.      SECURITY DEPOSIT:

         Sub-Tenant shall deposit with Sub-Landlord no later than August 29, 2001, Eighteen Thousand Six Hundred Fifty-seven and 25/100 Dollars ($18,657.25) as security for the full and faithful performance of every provision of this Sublease to be performed by Sub-

         Tenant. If Sub-Tenant defaults with respect any provision of this Sublease, including, but not limited to, the provisions relating to the payment of rent, Sub-Landlord may use, apply or retain all or any part of said security deposit for the payment of any rent and any other sum in default, or for the payment of any other amount which Sub-Landlord may spend or become obligated to spend by reason of Sub-Tenant's default or to compensate Sub-Landlord for any other direct and actual loss or damage which Sub-Landlord may suffer by reason of Sub-Tenant's default. If Sub-Tenant shall fully and faithfully perform every provision of this Sublease to be performed by it, said security deposit or any balance thereof shall be returned to Sub-Tenant within thirty
         (30) days after the expiration of the term and Sub-Tenant's vacation of the Premises. Nothing herein shall be construed to limit the amount of damages recoverable by or any other remedy to Sub-Landlord. Tenant may substitute a Letter of Credit for the Security Deposit (in which event the Sub-Landlord, upon receipt of the Letter of Credit shall return the cash security deposit to Sub-Tenant), provided that the expiration date thereof is no later earlier than 30 days following the expiration of the Sublease Term, is in the face amount of $18,657.25, is a "clean" letter of credit payable to Sub-Landlord on demand and in form and drawn on a bank reasonably acceptable to Sub-Landlord. Failure to deposit the Security Deposit (or Letter of Credit) by August 29, 2001 shall constitute Sub-Tenant's default hereunder and Tenant shall not be permitted to occupy the Premises.

12.      PARKING:
         Sub-Tenant shall be permitted exclusive use of two (2) of the exterior reserved parking spaces so allocated to Sub-Landlord under the Prime Lease. Sub-Tenant shall promptly pay all costs for signage and installation.

13.      BROKERS:
         The parties warrant to each other that neither has used the services of any broker in connection with this Sub-Lease except for Van Vlissingen and Co. Sub-Landlord shall pay all of Van Vlissingen's commissions in connection with this Sub-Lease per Sub-Landlord's contract with Van Vlissingen and Co. Each of the parties ("Indemnifying Party") shall indemnify the other party and shall hold said other party harmless against any and all other claims for brokerage commissions claimed to have arisen through the dealings or activities of said Indemnifying Party.

14. RECITALS: The Recitals set forth above are incorporated in and made apart of this Sublease.

15. LANDLORD'S CONSENT: This Sublease is subject to and contingent upon the Landlord Consenting hereto as provided in paragraph 13 of the Prime Lease.

16. REPRESENTATIONS AND WARRANTIES OF SUB-LANDLORD. In addition to the other representations and warranties of Sub-Landlord hereunder, Sub-Landlord represents and warrants to Sub-Tenant that: (a) neither Sub-Landlord nor, to the best of Sub-Landlord's knowledge, Landlord is in default under the terms of the Lease; and (b) there is no known circumstances existing under which Sub-Landlord or Landlord may be deemed in default pursuant to the Lease merely upon the service of notice or passage of time, or both.

17. COVENANT OF QUIET ENJOYMENT. So long as Sub-Tenant is not in default under this Sublease beyond all applicable cure periods, Sub-Landlord shall not interfere with Sub-Tenant's uses and enjoyment of, or access to, the Premises.

18. NOTICES. Notices and communications ("Notices") required or permitted to be given shall be mailed, by certified mail or registered United State mail, postage prepaid; sent via facsimile followed by submission of the original; or delivered (either personal delivery or delivery by private express courier service such as Federal Express).

                           Address for Notices:

                           SUB-LANDLORD:

                                    ICON InfoSystems, Inc.
                                    Suite 110
                                    111 Barclay Boulevard
                                    Lincolnshire, Illinois 60069

                                    SUB-TENANT

                                    BioSante Pharmaceuticals, Inc.
                                    Suite 280
                                    111 Barclay Boulevard
                                    Lincolnshire, IL 60069


                                    with a copy to:

                                    Gary I. Levenstein
                                    Ungaretti & Harris
                                    3500 Three First National Plaza
                                    Chicago, Illinois 60602

The addresses for Notices for a party may be changed by that party by written notice to the other party in accordance with this Paragraph. Notices sent in accordance with this Paragraph shall be deemed effective upon receipt or on the date of first refusal to accept delivery of such notice.


Agreed by the Parties:

BIOSANTE PHARMACEUTICALS, INC.              ICON INFOSYSTEMS, INC.

/s/ Stephen M. Simes                        By:  /s/ Charles Dorfman
----------------------------------              -------------------------------
By:   Stephen M. Simes                            Charles Dorfman
Its:  President & CEO                       Its:  President




Received and Approved:  Van Vlissingen and Co.


By:
   -------------------------------

                                    EXHIBIT A

                               SUBLEASED PREMISES

                                    EXHIBIT B

                                   PRIME LEASE

                               CONSENT TO SUBLEASE

         This Agreement, made this 29th day of August, 2001 by and among LaSalle Bank National Association, not personally but as Successor Trustee to American National Bank and Trust Company of Chicago under Trust Agreement dated January 1, 1991 and known as Trust No. 11-3370-03 ("Landlord"), ICON InfoSystems, Inc., an Illinois corporation ("Tenant") and Biosante Pharmaceuticals, Inc., a Delaware corporation ("Subtenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant are parties to a written lease dated February 11, 1998, as amended (the lease as heretofore amended herein called the "Lease"), under which Lease Landlord demised to Tenant certain premises known as Suites 280 and 110 in the building located at 111 Barclay Boulevard, Lincolnshire, Illinois (the "Premises"); and

         WHEREAS, Tenant and Subtenant have entered into the sublease (the "Sublease") attached hereto as Exhibit A for Suite 280 of the Premises (herein called the "Subleased Premises") and have requested Landlord's consent to the Sublease; and

         WHEREAS, Landlord is willing to consent to the Sublease on the terms and conditions hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows.

         1. CONSENT. Landlord hereby consents to the Sublease subject to the terms and conditions of this Agreement all of which shall to the extent not otherwise reflected in the Sublease, be deemed incorporated in the Sublease.

         2. USE OF SUBLEASED PREMISES. Subtenant will use and occupy the Premises for the purposes set forth in the Lease and shall not use or occupy, or permit the use or occupancy of, the Subleased Premises or any part thereof, for any purpose other than such purpose or in any manner which, in Landlord's reasonable judgment, materially adversely shall affect or interfere with any services required to be furnished by Landlord or Tenant or with the proper and economical rendition of any such service.

         3. SUBTENANT ALTERATIONS. No alterations shall be made by Subtenant in the Subleased Premises without the prior written consent of Landlord pursuant to and in accordance with the provisions of the Lease.

         4.   WAIVER OF CERTAIN CLAIMS; INDEMNITY BY SUBTENANT.

              a. To the extent not expressly prohibited by law, Subtenant releases Landlord and its beneficiaries, and their agents, servants, and employees, from and waives all claims for damages to person or property sustained by the Subtenant or by any occupant of the Subleased Premises, or by any other person, resulting directly or indirectly from fire or other casualty, cause, or any existing or future condition, defect, matter, or thing in or about the Subleased Premises, or any part of it, or from any equipment or appurtenance therein, or from any accident in or about the Subleased Premises, or from any act or neglect of any tenant or other occupant of the building located on the Subleased Premises or any part thereof or of any other person. The foregoing release shall not operate as a release of Landlord from liability for the negligent or intentionally wrongful conduct of Landlord or its agent or employees. This Paragraph shall apply especially, but not exclusively, to damage caused by water, snow, frost, steam, excessive heat or cold, sewerage, gas, odors, or noise, or the bursting or leaking of pipes or plumbing fixtures, broken glass, sprinkling or air conditioning devices or equipment, or flooding of basements, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the acts specifically enumerated above, or from any other thing or circumstance, whether of a like nature or of a wholly different nature. Subject to Section 5(a), if any damage to the Subleased Premises or any equipment or appurtenance therein, whether belonging to Landlord or to other tenants or occupants or otherwise, results from any negligent or wrongful acts of the Subtenant, its employees, agents, or invitees, Subtenant shall be liable therefor and Landlord may, at its option, repair such damage and Subtenant shall upon demand by Landlord reimburse Landlord for all reasonable costs of such repairs and damages in excess of amounts, if any, paid to Landlord under insurance covering such damages. All personal property belonging to the Subtenant or any occupant of the Subleased Premises that is in the Subleased Premises shall be there at the risk of the Subtenant or other person only and Landlord shall not be liable for damage thereto or theft or misappropriation thereof

              b. To the extent not expressly prohibited by law, Subtenant agrees to hold Landlord and its beneficiaries, and their agents, servants, and employees, harmless and to indemnify each of them against claims and liabilities, including reasonable attorneys' fees, for injuries to all persons and damage to or theft or misappropriation or loss of property occurring in or about the Subleased Premises arising from Subtenant's negligence or wrongful acts or from any breach or default on the part of Subtenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Agreement or the Sublease or due to any other act or omission of the Subtenant, its agents, or employees.

         5.   SUBROGATION AND INSURANCE.

              a. Landlord and Subtenant agree to have all physical damage or material damage insurance which may be carried by either of them, and Subtenant agrees to have all business interruption insurance which it carries, if any, endorsed to provide that any release from liability of, or waiver of claim for, recovery from the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party. Without limiting any release or waiver of liability or recovery contained in any other section of this Agreement, but rather in confirmation and furtherance thereof, each of the parties hereto waives all claims for recovery from the other party for any loss or damage to any of its property or damages as a result of business interruption. Notwithstanding the foregoing or anything contained in this

         Agreement to the contrary, any release and any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release and waiver is to invalidate insurance coverage or increase the cost thereof (provided that, in the case of increased cost, the other party shall have the right, within ten (10) days following written notice, to pay such increased cost keeping such release and waiver in full force and effect).

              b. Subtenant shall carry insurance during the entire term of the Sublease insuring Subtenant and Landlord and Landlord's agents and beneficiaries with terms, coverages, and in companies reasonably satisfactory to Landlord and with such commercially reasonable increases in limits as Landlord may reasonably from time to time request, but initially Subtenant shall maintain the coverages required of Tenant under the Lease. The foregoing insurance may be provided by a company-wide blanket insurance policy or policies maintained by or on behalf of Subtenant, provided that the same is reasonably satisfactory to Landlord.

              c. Subtenant shall, prior to the commencement of the term of the Sublease and thereafter during said term, furnish to Landlord certificates issued by the respective carriers evidencing such coverage or replacements and renewals thereof, which policies or certificates shall state that the insurance agents shall endeavor not to change or cancel such policies without at least ten (10) days' prior written notice to Landlord and Subtenant. Each insurance policy carried by Subtenant shall contain, where appropriate, a clause stating that such policy will be considered as primary insurance for Landlord and its agents and beneficiaries and not call into contribution any other insurance that may be available to Landlord.

         6. RETURN OF SUBLEASED PREMISES. If for any reason, at any time prior to the expiration date of the Sublease, the term of the Lease shall terminate or be terminated by operation of any provisions of the Lease or of law, the Sublease and the term thereby granted shall terminate, and, on or prior to the date of such termination of the Sublease, Subtenant, at Subtenant's sole cost and expense, (i) shall quit and surrender the Subleased Premises to Landlord, broom clean and in good order and condition, ordinary wear excepted, (ii) shall remove all of Subtenant's property and all other property and effects of Subtenant and all persons claiming through or under Subtenant from the Subleased Premises, and (iii) shall repair all damage to the Subleased Premises occasioned by such removal. Landlord shall have the right to retain any property and effects which shall remain in the Subleased Premises after such termination, and any net proceeds from the sale thereof, without waiving Landlord's rights with respect to any default by Subtenant under the foregoing provisions of this paragraph. If the date of such termination shall fall on a Sunday or holiday, then Subtenant's obligations under the first sentence of this paragraph shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Subtenant's obligations under this paragraph shall survive the expiration or sooner termination of the terms of the Lease and Sublease. The foregoing provisions of this paragraph notwithstanding, if Subtenant shall be required to attorn pursuant to the provisions of Paragraph 9 of this Agreement, the foregoing provisions of this Paragraph shall have no force or effect. Notwithstanding anything contained herein or in the Lease to the contrary, Subtenant shall only be required to return possession to the Premises in the condition same was in as of the date of full execution of this Agreement, normal wear and tear, and loss or damage by casualty or condemnation excepted.

          7. EMINENT DOMAIN. Subtenant shall not seek or accept, and Subtenant shall have no right to, any condemnation or eminent domain proceeds or awards made with respect to the Subleased Premises, or any interest therein, except to the extent permitted of Tenant under the Lease. Notwithstanding the foregoing, Subtenant may make a separate claim for trade fixtures taken and moving expenses if separately allocated.

         8. SUBTENANT ASSIGNMENT AND SUBLETTING. Subtenant for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, covenants that without the prior written consent of Landlord in each instance as provided for and in accordance with the Lease, it shall not (i) assign, mortgage or encumber its interest in the Sublease, or (ii) sublet or permit the subletting of, the Subleased Premises or any part thereof, or (iii) permit the Subleased Premises or any part thereof to be occupied, or used for desk space, mailing privileges or otherwise, by any person other than Subtenant, employees and usual and customary business guests and invitees.

         9. ATTORNMENT. If for any reason the term of the Lease shall terminate or be terminated by operation of any provisions of the Lease or of law prior to the Lease Expiration Date, Subtenant agrees, at the election and upon demand of Landlord or any other owner of the Leased Premises or of the holder of any mortgage in possession of the Leased Premises or of any lessee under any lease to which the Sublease shall be subject and subordinate, to attorn, from time to time, to Landlord or any such owner, holder or lessee, upon the then executory terms and conditions set forth in the Sublease. The foregoing provisions of this Paragraph shall inure to the benefit of any such owner, holder or lessee, shall apply notwithstanding that, as a matter of law, the Sublease may terminate upon the termination of the Lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Upon demand of Landlord or any such owner, holder or lessee, Subtenant agrees, however, to execute, from time to time, instruments in confirmation of the foregoing provisions of this paragraph, satisfactory to Landlord or any such owner, holder or lessee, in which Subtenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy. Nothing contained in this Paragraph shall be construed to impair any right otherwise exercisable by Landlord or any such owner, holder or lessee. Upon request of Landlord or any such owner, holder or lessee, whether made prior or subsequent to such termination, Tenant and Subtenant shall deliver an executed counterpart of the Sublease to Landlord.

         10.  MISCELLANEOUS.

              a. The Sublease is subject and subordinate in all respects to the Lease and to all of the terms, covenants and conditions thereof.

              b. Subtenant shall not violate or permit the violation of any of the terms, covenants and conditions of the Lease including, but not limited to, any rules and regulations applicable to the Subleased Premises.

              c. Subtenant shall not pay to Tenant any advance rent in an amount greater than one (1) month's rent.

              d. The Sublease shall not be modified without the prior written consent of Landlord.

              e. If Tenant shall terminate or shall give any notice to Subtenant terminating the Sublease, Tenant shall promptly notify Landlord thereof.

              f. Notices and demands required or permitted to be given by any party shall be in writing and shall be given in accordance with the terms of the Lease. Any party may change its address for receipt of notices by giving notice to the other parties.

              g. Tenant agrees to pay to Landlord, upon demand, as additional rent, Landlord's reasonable counsel fees incurred in connection with the preparation and execution of this Agreement.

              h. All capitalized terms used herein shall have the same meanings as in the Lease unless otherwise defined herein.

         11. PAYMENT OF RENT UPON DEFAULT. Notwithstanding anything in the Sublease to the contrary, if Tenant is in default under the Lease, upon written notice from Landlord to Tenant and Subtenant, Subtenant shall thereafter make all rent payments under the Sublease directly to Landlord, and Tenant hereby releases Subtenant from any and all payments due Tenant under the Sublease and so made to Landlord pursuant to Landlord's notice.

         12. NO RELEASE OF TENANT LIABILITY. Neither this Agreement, nor the Sublease, nor any acceptance of rent by Landlord from Subtenant shall operate to waive, modify, release or in any manner affect Tenant's liability under the Lease. No other or further sublease of all or of any part of the Premises shall be made by Tenant without the prior written approval of the Landlord pursuant to and in accordance with the provisions of the Lease.

         13. CONFLICTING PROVISIONS. In the event that there shall be any conflict between the terms, covenants and conditions of this Agreement and the terms, covenants arid conditions of the Sublease as same relate to the Landlord's and Subtenant's relationship (but not the Tenant's and Subtenant's relationship), then the terms, covenants and conditions of this Agreement shall prevail in each instance, and any conflicting terms, covenants or conditions of the Sublease shall be deemed modified to conform with the terms, covenants and conditions of this Agreement.

         14. REAL ESTATE BROKERS. Tenant and Subtenant shall jointly and severally indemnify and hold Landlord harmless from all damages, liability, and expense (including reasonable attorneys' fees) arising from any claims or demands of any broker or brokers or finders other than Van Vlissingen and Co. for any commission alleged to be due such broker or brokers in connection with the Sublease.

         15. ESTOPPEL. Tenant hereby acknowledges that as of the date hereof, Tenant has no claims arising under the Lease against Landlord, its agents or beneficiaries, or any one or more of the foregoing, and that Tenant knows of no default or failure on the part of Landlord to keep or perform any covenant, condition or undertaking to be kept or performed by it under the Lease. Tenant hereby releases Landlord from any liability arising under the Lease prior to the date hereof.

         16. EXCULPATION. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings, and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Subleased Premises to the terms of this Agreement and for no other purpose whatsoever, and in case of default hereunder by any Landlord (or default through, under, or by any of its beneficiaries, or agents or representatives of said beneficiaries), the Tenant shall look solely to the interests of such Landlord in the Subleased Premises; that Landlord nor any of its beneficiaries or their partners, shareholders, directors, officers, agents, employees, legal representatives, successors, or assigns shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the rents, issues, and profits arising from the trust estate, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, LaSalle Bank National Association, individually or personally, but only as trustee under the provisions of a Trust Agreement dated January 1, 1991, and known as its Trust No. 11-3370-03 or against any of the beneficiaries under the said Trust No. 11-3370-03 or any beneficiaries under any land trust which may become the owner of the Subleased Premises, on account of this Agreement or on account of any representation, warranty, covenant, undertaking, or agreement of Landlord in this Agreement contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through, or under Tenant; and that this Agreement is executed and delivered by the undersigned Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee.

         IN WITNESS WHEREOF, the parties hereto shall be deemed to have executed this Consent to Sublease on the date first above written.


                                           LANDLORD:

                                           LASALLE BANK NATIONAL
                                           ASSOCIATION, not personally, but as
                                           Trustee aforesaid


                                           By:    /s/ Charles R. Lamphere
                                                  ----------------------------
                                           Title: President
                                                  ----------------------------
                                                  Van Vlissingen and Co.
                                                  Its Duly Authorized Agent


                                           TENANT:

                                           ICON INFOSYSTEMS, INC.


                                           By:     /s/ Charles Dorfman
                                                  ----------------------------
                                           Title:  President
                                                  ----------------------------


                                           SUBTENANT:

                                           BIOSANTE PHARMACEUTICALS, INC.


                                           By:     /s/ Phillip B. Donenberg
                                                  ----------------------------
                                           Title:  CFO
                                                  ----------------------------

                                    EXHIBIT A

                                    SUBLEASE

                              111 BARCLAY BOULEVARD

                          LINCOLNSHIRE CORPORATE CENTER



                                  OFFICE LEASE

                                     BETWEEN

                        AMERICAN NATIONAL BANK AND TRUST
                      COMPANY OF CHICAGO, as Trustee under
                      Trust Agreement dated January 1, 1991
                        and known as Trust No. 113370-03

                                    LANDLORD

                                       AND

                             ICON INFOSYSTEMS, INC.

                                     TENANT

                                       FOR

                                      SUITE

                                       280


                           DATED: February 11th, 1998

                                TABLE OF CONTENTS

SCHEDULE OF SIGNIFICANT TERMS..............................................i

1.       Base Rent.........................................................1
2.       Additional Rent...................................................1
3.       Use of Premises...................................................9
4.       Prior Occupancy..................................................10
5.       Delivery of Possession...........................................10
6.       Alterations......................................................11
7.       Services.........................................................12
8.       Condition and Care of Premises...................................15
9.       Return of Premises...............................................16
10.      Holding Over.....................................................17
11.      Rules and Regulations............................................17
12.      Rights Reserved to Landlord......................................17
13.      Assignment and Subletting........................................19
14.      Waiver of Certain Claims; Indemnity by Tenant....................22
15.      Damage or Destruction by Casualty................................23
16.      Eminent Domain...................................................25
17.      Default; Landlord's Rights and Remedies..........................25
18.      Subordination....................................................29
19.      Mortgagee Protection.............................................30
20.      Default Under Other Leases.......................................31
21.      Subrogation and Insurance........................................31
22.      Nonwaiver........................................................32
23.      Estoppel Certificate.............................................32
24.      Tenant Authority to Execute Lease................................33
25.      Real Estate Brokers..............................................33
26.      Notices..........................................................33
27.      Miscellaneous....................................................34
28.      Landlord's Authority and Quiet Enjoyment.........................35
29.      Landlord.........................................................35
30.      Title and Covenant Against Liens.................................36
31.      Relocation of Tenant.............................................36
32.      Parking..........................................................36
33.      Security Deposit.................................................37

                  LEASE WITH ICON INFOSYSTEMS, INC. ("TENANT")

       on Premises at 111 Barclay Boulevard, Lincolnshire Corporate Center
                             Lincolnshire, Illinois


         This Lease, made as of the Date of Lease set forth in the following Schedule (the "Schedule"), by and between American National Bank and Trust Company of Chicago as Trustee under Trust No. 113370-03 ("Landlord"), and the Tenant identified immediately above.

                          SCHEDULE OF SIGNIFICANT TERMS

         For purposes of this Lease, the terms set forth below shall have the meanings or be assigned the amounts as follows:

DATE OF LEASE:                                 February 11, 1998

BASE RENT (annual amount):                     3/1/98 - 2/28/99  $53,058.04
                                               3/1/99 - 2/29/00  $54,649.78
                                               3/1/00 - 2/28/01  $56,289.27

MONTHLY BASE RENT:                             3/1/98 - 2/28/99  $4,421.50
                                               3/1/99 - 2/29/00  $4,554.15
                                               3/1/00 - 2/28/01  $4,690.77

COMMENCEMENT DATE:                             March 1, 1998, subject to the
                                               provisions of Section 5 of the
                                               Lease

EXPIRATION DATE:                               February 28, 2001, or such
                                               earlier date as this Lease is
                                               terminated as provided herein.

BUILDING:                                      The improvements commonly known
                                               as 111 Barclay Boulevard,
                                               Lincolnshire Corporate
                                               Center, Lincolnshire, Illinois.

PREMISES:                                      Those certain premises outlined
                                               on the floor plan attached hereto
                                               as Exhibit A, on the second floor
                                               of the Building, known as Suite
                                               280, and containing approximately
                                               4,034 square feet.

TENANT'S PROPORTIONATE SHARE:                  5.16%

BASE CPI AMOUNT:                               N/A

EXPENSE STOP AMOUNT:                           $-0-

TAX STOP AMOUNT:                               $-0-

CPI ADJUSTMENT DATES:                          N/A

Security Deposit:                              $7,010.42

EXTERIOR PARKING SPACES (MAXIMUM):             15 (2 of which shall be
                                               identified as reserved parking)

BROKER:                                        Van Vlissingen and Co. and Grubb
                                               & Ellis

TENANT'S ADDRESS FOR NOTICES:
                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

TENANT'S AUTHORIZED REPRESENTATIVE:
                                               --------------------------------

GUARANTOR (if any):
                                               --------------------------------

ATTACHMENTS TO LEASE (check if applicable):

              Guaranty
                                               ------

              Workletter
                                               ------

              Attachment(s) to Workletter
                                               ------

              Rider A:                            X   (Rules and Regulations)
                                               ------

              Rider B:                            X   (Cleaning Schedule)
                                               ------

                             SUPPLEMENTAL PROVISIONS

S.1 OPTION TO EXTEND. If Tenant shall timely and faithfully perform all of the terms, covenants and conditions of this Lease, and provided that Tenant (and not a sublessee or assignee, other than under an assignment made pursuant to Section 13 hereof) shall then be in occupancy of all or substantially all of the Leased Premises, Tenant shall have the right, exercisable by giving written notice thereof to Landlord at least nine (9) months prior to the expiration of the original term of this Lease, to extend the term of this Lease for an additional term of two (2) years, upon all of the terms, covenants and conditions contained in this Lease, except that the Base Rent during the additional term shall be as follows:

                                                                Monthly
         Period                      Annual Rent                Installments
         03/1/01 - 02/28/02          $57,977.95                 $4,831.50
         03/1/02 - 02/29/03          $59,717.29                 $4,976.44

S.2 ICO LEASE TERMINATION CONTINGENCY. Notwithstanding anything set forth herein, this Lease is expressly conditioned upon receipt by Landlord of a lease termination agreement (the "Termination") between Landlord and ICO Services, Inc., effective February 28, 1998, with respect to the Premises, in form and content acceptable to Landlord. If the Termination is not received by Landlord on or before February 28, 1998, then this Lease shall terminate in its entirety.

S.3 REPAIRS. Notwithstanding anything set forth in Section 5 of this Lease to the contrary, Landlord shall perform the following repairs to the Premises, at its sole cost and expense:

         (a)      interior painting of the Premises;
         (b)      repair of the scratch in the glass; and
         (c)      removal of the visible pipes from the conference room.

                                   WITNESSETH:

         Landlord hereby leases to Tenant, and Tenant hereby accepts the Premises, for a term (herein called the "Term") commencing on the commencement Date and ending on the Expiration Date, paying as rent therefor the sums hereinafter provided, without any setoff, abatement, counterclaim, or deduction whatsoever, except as herein expressly provided.

        IN CONSIDERATION THEREOF, THE PARTIES HERETO COVENANT AND AGREE:

         1. BASE RENT. Subject to periodic adjustment as hereinafter provided, Tenant shall pay an annual base rent (herein called "Base Rent") to Landlord for the Premises in the amount stipulated in the Schedule, payable in monthly installments (herein called "Monthly Base Rent") in the amount stipulated in the Schedule, in advance on the first day of the first full calendar month and on the first day of each calendar month thereafter of the Term, and at the same rate prorated for fractions of a month if the Term shall begin on any date except the first day, or shall end on any day except the last day of a calendar month. Base Rent, Additional Rent (as hereinafter defined), Additional Rent Progress Payment (as hereinafter defined) and all other amounts becoming due from Tenant to Landlord herein (herein collectively called the "Rent") shall be paid in lawful money of the United States to One Overlook Point at its office as designated in Section 26 hereof, or as otherwise designated from time to time by written notice from Landlord to Tenant. The obligation to pay Rent hereunder is independent of each and every other covenant and agreement contained in this Lease.

         2. ADDITIONAL RENT. In addition to paying the Base Rent specified in
Section 1 hereof, Tenant shall pay as additional rent the amounts determined in accordance with the following provisions of this Section 2 (herein called "Additional Rent"):

                  (a) DEFINITIONS. As used in this Lease:

                           (i) "Adjustment Date" shall mean the first day of the
                  Term and each January 1 thereafter falling within the Term.

                           (ii) "Adjustment Year" shall mean each calendar year
                  during which an Adjustment Date falls.

                           (iii) "Expenses" shall mean and include those costs
                  and expenses paid or incurred by Landlord in connection with the ownership, operation, management, and maintenance of the Building and the land on which the Building is situated in a manner deemed reasonable by Landlord and appropriate and for the best interests of the Building and the tenants in the Building, including, but not limited to, the following:

                                    (A) All costs and expenses directly related
                           to the Building for operating and cleaning tenant, common and public areas, for utilities, for the payment of salaries and fringe benefits for personnel of the grade of building manager and below, for removing snow, ice, and debris, and costs of property, liability, rent loss, and other insurance;

                                    (B) All costs and expenses of replacing
                           paving, curbs, walkways, landscaping (including replanting and replacing flowers and other plantings), common and public parking and lighting facilities in the Building and the areas immediately adjacent thereto;

                                    (C) Electricity for lighting the common and
                           public areas and for running the elevators and other building equipment and systems, fuel and water used in heating, ventilating, and air-conditioning of the Building and water for drinking, lavatory and toilet purposes;

                                    (D) Maintenance of mechanical and electrical
                           equipment, including heating, ventilating and air-conditioning equipment in the Building, but excluding capital expenditures (except as set forth in (H) below) which under generally accepted accounting principles are required to be capitalized;

                                    (E) Window cleaning and janitor and cleaning
                           service, including janitor and cleaning equipment and supplies for tenant, common and public areas;

                                    (F) Maintenance of elevators, alarm, and
                           security systems, rest rooms, sprinklers, and plumbing systems, lobbies, hallways, and other common and public areas of the Building;

                                    (G) A management fee for the managing agent
                           of the Building at actual cost not to exceed four percent (4%) of Landlord's gross receipts from operation of the Building;

                                    (H) The cost of any capital improvement made
                           at any time, whether before or after the Date of Lease, which reduces some of the costs included within Expenses or which is required under any governmental laws, regulations, or ordinances which were not applicable to the Building at any time prior to the Commencement Date, amortized on an annual basis to the extent of the annual savings effected by such capital improvement or equipment (as reasonably determined by Landlord); and

                                    (I) Legal and other professional expenses
                           incurred in respect of the operation, use, occupation, or maintenance of the Building and in seeking or obtaining reductions in and refunds of Taxes, but excluding legal costs in leasing space or incurred in disputes with tenants.

                                    (J) Common area maintenance and other costs
                           allocable to the Building under the Declaration of Protective Covenants for Lincolnshire Corporate Center (Unit III) applicable to the Building.

                                    (K) Expenses shall not include the
                           following: costs or other items included within the meaning of the term "Taxes" (as hereinafter defined); costs of capital improvements to the Building (except as set forth in H above); depreciation; expenses incurred in leasing or procuring tenants (including, without limitation, lease commissions, advertising expenses, and expenses of renovating apace for tenants); interest or amortization payments on any mortgage or mortgages; rental under any ground or underlying lease or leases; wages, salaries, or other compensation paid to any executive employees above the grade of building manager; wages, salaries, or other compensation paid for clerks or attendants in concessions or newsstands operated by the Landlord; the cost of correcting defects (latent or otherwise) which arise within one (1) year after initial construction of the Building in the construction of the Building, except that conditions (not occasioned by construction defects) resulting from ordinary wear and tear shall not be deemed defects; the cost of installing, operating, and maintaining a specialty improvement, including, without limitation, an observatory, or broadcasting, cafeteria, or dining facility, or athletic, luncheon, or recreational club; any cost or expense representing an amount paid to a related entity which is in excess of the amount which would be paid in the absence of such relationship; and any expenditures for which Landlord has been reimbursed (other than pursuant to rent adjustment, escalation, or additional rent provisions in leases).

                           Notwithstanding the foregoing provisions of this
                           Section 2(a)(iii), for any Adjustment Year in which the aggregate usable office space of the Building has not been one hundred percent (100%) occupied during the entire Adjustment Year, Expenses shall include any expenses which Landlord shall reasonably determine would have been incurred had the Building been one hundred percent (100%) occupied.

                           (iv) "Taxes" shall mean all real estate taxes,
                  assessments (whether they be general or special), sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes (other than personal property replacement income taxes) or any other taxes imposed upon or measured by Landlord's income or profits, unless the same shall be imposed in lieu of the real estate taxes or other ad valorem taxes), which may now or hereafter be levied, imposed or assessed against the Building or the land on which the Building is located (the "Land"), or both. The Building and the Land are herein collectively called the "Real Property."

                  Notwithstanding the foregoing provisions of this Section 2
(a)(iv):

                                    (A) If at any time during the Term of this
                           Lease the method of taxation then prevailing shall be altered so that any new tax, assessment, levy, imposition or charge or any part thereof shall be imposed upon Landlord in addition to, or in place or partly in place of any such Taxes, or contemplated increase therein, and shall be measured by or be based in whole or in part upon the Real Property or the rents or other income therefrom, then all such new taxes, assessments, levies, impositions or charges or part thereof, to the extent that they are so measured or based, shall be included in Taxes levied, imposed, or assessed against real property to the extent that such items would be payable if the Real Property were the only property of Landlord subject thereto and the income received by Landlord from the Real Property were the only income of Landlord.

                                    (B) Notwithstanding the year for which any
                           such taxes or assessments are levied, (i) in the case of special taxes or special assessments which may be payable in installments, the amount of each installment, plus any interest payable thereon (but not including penalty interest), paid during a calendar year shall be included in Taxes for that year and (ii) if any taxes or assessments payable during any calendar year shall be computed with respect to a period in excess of twelve calendar months, but not to exceed thirteen calendar months, then taxes or assessments applicable to the excess period shall be included in Taxes for that year. Except as provided in the preceding sentence, for purposes of this Section 2, all references to Taxes "for" a particular year shall be deemed to refer to taxes levied, assessed or otherwise imposed for such year without regard to when such taxes are payable.

                                    (C) Taxes shall also include any personal
                           property taxes (attributable to the calendar year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the Real Property or the operation thereof and located at the Building.

                           (v) "Tenant's Proportionate Share" shall mean the
                  percentage stipulated in the Schedule which is the percentage obtained by dividing the Rentable Area of the Premises by the Rentable Area of the Building.

                           (vi) Intentionally Deleted.

                           (vii) Intentionally Deleted.

                           (viii) Intentionally Deleted.

                           (ix) Intentionally Deleted.

                           (x) Intentionally Deleted.

                           (xi) "Additional Rent" shall mean all amounts
                  determined pursuant to this Section 2, including any amounts payable by Tenant to Landlord on account thereof.

                  (b) COMPUTATION OF ADDITIONAL RENT. Tenant shall pay Additional Rent for each Adjustment Year determined as hereinafter set forth. Additional Rent payable by

Tenant with respect to each Adjustment Year during which an Adjustment Date falls shall include the following amounts:

                  (i) the amount by which Tenant's Proportionate Share, multiplied by the Expenses for such Adjustment Year exceeds the Expense Stop Amount stipulated in the Schedule (said excess being called the "Expense Adjustment"); plus

                  (ii) the amount by which Tenant's Proportionate Share, multiplied by the Taxes for such Adjustment Year exceeds the Tax Stop Amount stipulated in the Schedule (said excess being called the "Tax Adjustment"); plus

                  (iii)    Intentionally Deleted.

         (c) PAYMENTS OF ADDITIONAL RENT; PROJECTIONS. Tenant shall pay Additional Rent to Landlord in the manner hereinafter provided.

                  (i) EXPENSE ADJUSTMENT AND TAX ADJUSTMENT. Tenant shall make payments on account of the Expense Adjustment and Tax Adjustment (the aggregate of such payments with respect to any Adjustment Year being called "Additional Rent Progress Payment") effective as of the Adjustment Date for each Adjustment Year as follows:

                           (A) Landlord may, prior to each Adjustment Date or from time to time during the Adjustment Year in which such Adjustment Date falls, deliver to Tenant a written notice or notices ("Projection Notice") setting forth (1) Landlord's reasonable estimates, forecasts or projections (collectively, the "Projections") of Taxes and Expenses for such Adjustment Year based on Landlord's budgets of Expenses and estimate of Taxes, and (2) Tenant's Additional Rent Progress Payment with respect to each component of Additional Rent for such Adjustment Year based upon the Projections. Landlord's budgets of Expenses and the Projections based thereon shall assume full occupancy and use of the Building and may be revised by Landlord from time to time based on changes in rates and other criteria which are components of budget items.

                           (B) Until such time as Landlord furnishes a Projection Notice for an Adjustment Year, Tenant shall, at the time of each payment of Monthly Base Rent, pay to Landlord a monthly installment of Additional Rent Progress Payment with respect to each component of Additional Rent equal to the greater of the latest monthly installment of Additional Rent Progress Payment or one-twelfth (1/12) of Tenant's latest determined Expense Adjustment and Tax Adjustment. On or before the first day of the next calendar month following Landlord's service of a Projection Notice, and on or before the first day of each month thereafter, Tenant shall pay to Landlord one-twelfth (1/12) of the Additional Rent Progress Payments shown in the Projection Notice. Within thirty (30) days following Landlord's service of a Projection Notice, Tenant shall also pay Landlord a lump sum equal to the Additional Rent Progress Payment shown in the Projection Notice less (1) any previous payments on account of Additional Rent Progress Payment made during such Adjustment Year and (2) monthly installments on account of Additional Rent Progress Payment due for the remainder of such Adjustment Year.

                  (ii)     CPI ADJUSTMENT. Intentionally Deleted.

         (d) READJUSTMENTS. The following readjustments with regard to the Tax Adjustment and Expense Adjustment shall be made by Landlord and Tenant:

                  (i) Following the end of each Adjustment Year and after Landlord shall have determined the amounts of Expenses to be used in calculating the Expense Adjustment for such Adjustment Year, Landlord shall notify Tenant in writing ("Landlord's Statement") of such Expenses for such Adjustment Year. If the Expense Adjustment owed for such Adjustment Year exceeds the Expense Adjustment component of the Additional Rent Progress Payment paid by Tenant during such Adjustment Year, then Tenant shall, within thirty (30) days after the date of Landlord's Statement, pay to Landlord an amount equal to the excess of the Expense Adjustment over the Expense Adjustment component of the Additional Progress Payment paid by Tenant during such Adjustment Year. If the Expense Adjustment component of the Additional Rent Progress Payment paid by Tenant during such Adjustment Year exceeds the Expense Adjustment owed for such Adjustment Year, then Landlord shall credit such excess to Rent payable after the date of Landlord's Statement, or may, at its option, credit such excess to any Rent then due and owing, until such excess has been exhausted. If the Expiration Date shall occur prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Additional Rent for the Adjustment Year in which the Expiration Date occurs, within thirty (30) days after the Expiration Date.

                  (ii) Following the end of each Adjustment Year and after Landlord shall have determined the actual amounts of Taxes to be used in calculating the Tax Adjustment for such Adjustment Year, Landlord shall notify Tenant in writing ("Landlord's Statement") of such Taxes for such Adjustment Year. If the Tax Adjustment owed for such Adjustment Year exceeds the Tax Adjustment component of the Additional Rent Progress Payment paid by Tenant during such Adjustment Year, then Tenant shall, within thirty (30) days after the date of Landlord's Statement, pay to Landlord an amount equal to the excess of the Tax Adjustment over the Tax Adjustment component of the Additional Rent Progress Payment paid by Tenant during such Adjustment Year. If the Tax Adjustment component of the Additional Rent Progress Payment paid by Tenant during such Adjustment Year exceeds the Tax Adjustment owed for such Adjustment Year, then Landlord shall credit such excess to Rent payable after the date of Landlord's Statement, or may, at its election, credit such excess to any Rent then due and owing, until such excess has been exhausted. If the Expiration Date shall occur prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Additional Rent for the Adjustment Year in which the Expiration Date occurs, within thirty (30) days after the Expiration Date.

                  (iii) No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section 2(d).

         (e) BOOKS AND RECORDS. Landlord shall maintain books and records showing Expenses and Taxes in accordance with sound accounting and management practices. Tenant and its employees and accountants and attorneys shall have the right to examine Landlord's books and records showing Expenses and Taxes upon five (5) days prior written notice and during normal business hours within forty-five (45) days following the furnishing by the Landlord to the Tenant of Landlord's Statement provided for in Section 2(d). The results of such examination shall be for the benefit of Landlord and Tenant only, shall be maintained in confidence by Tenant and Tenant's employees, accountants and attorneys and shall not be disseminated or furnished to any other person or entity. No person retained by Tenant to conduct such review shall be compensated on a contingency basis. Unless the Tenant shall take written exception to any item within sixty (60) days after the furnishing of the Landlord's Statement containing said item, such Landlord's Statement shall be considered as final and accepted by the Tenant. If Tenant takes exception to any item in Landlord's Statement within the applicable time period and if Landlord and Tenant are unable to agree on the correctness of said item, then either party may refer the decision of said issue to a reputable firm of independent certified public accountants designated by Landlord and the decision of said accountants shall be conclusively binding on the parties. The party required to make payment under such adjustment shall pay all fees and expenses involved in such decision unless the payment represents five percent (5%) or less of the annual Expense Adjustment shown on Landlord's Statement, in which case Tenant shall bear all such fees and expenses.

         (f) PRORATION AND SURVIVAL. With respect to any Adjustment Year which does not fall entirely within the term, Tenant shall be obligated to pay as Additional Rent for such adjustment year only a pro rata share of Additional Rent as hereinabove determined, based upon the number of days of the Term falling within the Adjustment Year. Following expiration or termination of this Lease, Tenant shall pay any Additional Rent due to the Landlord within thirty (30) days after the date of Landlord's Statement sent to Tenant. Without limitation on other obligations of Tenant which shall survive the expiration of the Term, the obligations of Tenant to pay Additional Rent provided for in this Section 2 shall survive the expiration or termination of this Lease.

         (g) NO DECREASE IN BASE RENT. In no event shall any Additional Rent result in a decrease of the Base Rent payable hereunder as set forth in Section 1 hereof.

         (h) ADDITIONAL RENT. All amounts payable by Tenant as or on account of Additional Rent shall be deemed to be additional rent becoming due under this Lease.

         (i) ADJUSTMENT OF TENANT'S PROPORTIONATE SHARE. If at any time in the future the number of rentable square feet of office space in the Building is reduced, by reason of change in the Building structure or by reason of the separation of ownership of a portion of the Building by a device such as vertical subdivision or submission of the Building to a condominium form of ownership, with the result that Tenant's Proportionate Share no longer reflects the percentage of office space in the Building for which Landlord is responsible for Taxes and Expenses, then Landlord shall be entitled to make an equitable adjustment in Tenant's Proportionate Share to reflect the change in such circumstances.

     3.  USE OF PREMISES.

         (a) Tenant shall use and occupy the Premises for Tenant's executive and general offices and for such related purposes as are described in subsection (b) of this Section 3 and for no other purpose. For the purposes of this Section 3, Tenant shall be deemed to include Tenant's permitted subtenants, assigns, and occupants.

         (b) Landlord agrees that, in connection with and incidental to Tenant's use of the Premises for the office purposes set forth in subsection (a) of this Section 3, provided Tenant, at Tenant's sole cost and expense, obtains any special amendments to the certificate of occupancy for the Premises and any other permits required by any governmental authority having jurisdiction thereof, if any, Tenant may use portions of the Premises for (i) the preparation and service of food and beverages from a pantry kitchen or lounge all for the exclusive use by officers, employees and business guests of Tenant (but not for use as a public restaurant or by other tenants of the Building), (ii) the operation of vending machines for the exclusive use of officers, employees and business guests of Tenant, provided that each vending machine, where necessary, shall have a waterproof pan thereunder and be connected to a drain, and (iii) the installation, maintenance and operation of electronic data processing equipment, computer processing facilities and business machines, provided that such equipment is contained within the Premises and does not cause vibrations, noise electrical interference or other disturbance to other tenants of the Building or the elevators or other equipment in the Building. With respect to any use permitted under this Section 3, any such use shall not violate any laws or requirements of public authorities, constitute a public or private nuisance, interfere with or cause physical discomfort to any of the other tenants or occupants of the Building, interfere with the operation of the Building or the maintenance of same as a first-class office building, or violate any of Tenant's other obligations under this Lease.

         (c) Tenant hereby represents, warrants, and agrees that Tenant's business is not and shall not be photographic, multilith, or multigraph reproductions or offset printing. Anything contained herein to the contrary notwithstanding, Tenant shall not use the Premises or any part thereof, or permit the Premises or any part thereof to be used, (i) for the business of photographic, multilith, or multigraph reproductions or offset printing,
     (ii) for a retail banking, trust company, depository, guarantee, or safe deposit business open to the general public, (iii) as a savings bank, a savings and loan association, or as a loan company open to the general public, (iv) for the sale to the general public of travelers checks, money orders, drafts, foreign exchange or letters of credit or for the receipt of money for transmission, (v) as a stock broker's or dealer's office or for the underwriting or sale of securities open to the general public, (vi) except as provided in subsection (b) of this Section 3, as a restaurant or bar or for the sale of confectionery, soda, beverages, sandwiches, ice cream, or baked goods or for the preparation, dispensing, or consumption of food or beverages in any manner whatsoever, (vii) as a news or cigar stand, (viii) as an employment agency, labor union office, physician's or dentist's office, dance, or music studio, school (except for the training of employees of Tenant), (ix) as a travel agency, or (x) as a barber shop or beauty salon. Nothing in this subsection (c) shall preclude Tenant from using any part of the Premises for photographic, multilith, or multigraph reproductions in connection with, either directly or indirectly, its own business or activities.

     4. PRIOR OCCUPANCY. Landlord may authorize Tenant to take possession of all or any part of the Premises prior to the beginning of the Term or substantial completion of any work to be performed by Landlord pursuant to the Workletter, if any, attached hereto. If Tenant does take possession pursuant to authority so given, all of the covenant 3 and conditions of this Lease shall apply to and shall control such occupancy. Rent for such occupancy shall be paid upon occupancy and on the first of each calendar month thereafter at the rate set forth in Section 1 and Section 2 hereof. If the Premises are occupied for a fractional month, Rent shall be prorated on a per diem basis. Notwithstanding the foregoing, if Landlord gives possession prior to the Commencement Date to enable Tenant to fit the Leased Premises to its use, such occupancy shall be subject to all the terms and conditions of this Lease (except that Tenant shall not be required to pay rent during such occupancy).

     5. DELIVERY OF POSSESSION. Landlord shall deliver possession of the Premises to Tenant in its current "as-is" condition (reasonable wear and tear excepted). If the Landlord shall be unable to give possession of the Premises on the Commencement Date set forth in the Schedule of Significant Terms for any reason, Landlord shall not be subject to any liability for failure to give possession. Under such circumstances the Rent reserved and covenanted to be paid herein shall commence on the date provided in the Workletter attached hereto, if any, for the commencement of Rent, or if no such Workletter is attached, then on the date possession is delivered to Tenant or would have been delivered to Tenant but for Tenant de1ays described in the Workletter attached hereto, if any, or otherwise due in whole or in part, to any delay or fault on the part of Tenant. No such failure to give possession on the Commencement Date shall affect either the validity of this Lease or the obligations of the Tenant or Landlord hereunder, and the same shall not be construed to extend the Term. Notwithstanding the foregoing, if Landlord has not delivered possession of the Premises to Tenant by April 1, 1998, Tenant shall have the right to terminate the Lease, by written notice thereof to Landlord on or before April 6, 1998.

     6. ALTERATIONS. Tenant shall not, without the prior written consent of Landlord in each instance, make any alterations, improvements, or additions to the Premises, except for those which do not require a building permit and cost less than $10,000.00. If Landlord consents to alterations, improvements, or additions requiring Landlord's consent, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work, insurance against liabilities which may arise out of such work, plans and specifications and permits necessary for such work. The work necessary to make any alterations, improvements, or additions to the Premises shall be done at Tenant's expense by employees of, or contractors hired by, Landlord, except to the extent Landlord gives its prior written consent to Tenant's hiring contractors. Tenant shall promptly pay to Landlord or to Tenant's contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof. Tenant will also pay to Landlord an amount equal to ten percent (10%) of all of the costs of such work to reimburse Landlord for its overhead and construction management services allocable to such work. Upon completion, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Tenant shall defend and hold Landlord and the holder of any legal or beneficial interest in the land or Building harmless from all costs, damages, liens, and expenses related to such work. All work done by Tenant or its contractors pursuant to Sections 6 or 11 hereof shall be done in a first-class workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies and the rules and regulations adopted by the Landlord for the Building. Within thirty (30) days after substantial completion of any such work by Tenant or its contractors, Tenant shall furnish to Landlord "as built" drawings of such work.

     7.    SERVICES.

           (a) The Landlord, as long as the Tenant is not in default under any of the covenants of this Lease, shall furnish:

                  (i) Air-conditioning and heat when necessary to provide a temperature condition required, in Landlord's judgment, for comfortable occupancy of the Premises under normal business operations, daily from 8:00 a.m. to 6:00 p.m. (Saturdays 8:00 a.m. to 1:00 p.m.), Sundays and holidays (as hereinafter defined) excepted. The term "holidays" as used herein shall mean New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Landlord's agreements hereunder are subject to Presidential and governmental restrictions on energy use;

                  (ii) Cold water in common with other tenants from Village of Lincolnshire mains for drinking, lavatory, and toilet purposes drawn through fixtures installed by the Landlord, or by Tenant in the Premises with Landlord's written consent, and hot water in common with other tenants for lavatory purposes from regular Building supply. Tenant shall pay Landlord as additional rent at rates fixed by Landlord for water furnished for any other purpose. Tenant shall pay Landlord the coat of any meters or submeters installed to measure Tenant's water usage for such other purposes. The Tenant shall not waste or permit the waste of water;

                  (iii) Janitor service and customary cleaning provided nightly in and about the Premises, Saturdays, Sundays, and holidays excepted, in accordance with the cleaning schedule attached hereto as Rider B. The Tenant shall not provide any janitor services or cleaning without the Landlord's written consent, and then only subject to supervision of Landlord and at Tenant's sole responsibility and cost (and without compensation to Tenant or reduction in Rent) and by a janitor or cleaning contractor or employees at all times satisfactory to Landlord;

                  (iv) Passenger elevator service in common with Landlord and other tenants, daily from 8:00 a.m. to 8:00 p.m. (Saturdays from 8:00 a.m. to 1:00 p.m.), Sundays and holidays excepted, and freight elevator service in common with Landlord and other tenants, daily from 7:00 a.m. to 3:30 p.m., Saturdays, Sundays, and holidays excepted. Such normal elevator service, passenger or freight, if furnished at other times shall be optional with Landlord and shall never be deemed a continuing obligation. The Landlord, however, shall provide limited passenger elevator service daily at all times such normal passenger service is not furnished. Operatorless automatic elevator service shall be deemed "elevator service" within the meaning of this paragraph;

                  (v) Electricity shall not be furnished by Landlord, but shall be furnished by an approved electric utility company serving the Building. Landlord shall permit the Tenant to receive such service direct from such utility company at Tenant's cost, and shall permit Landlord's wire and conduits, to the extent available, suitable, and safely capable, to be used for such purposes. Tenant shall make all necessary arrangements with the utility company for metering and paying for electric current furnished by it to Tenant and Tenant shall pay for all charges for electric current consumed on the Premises during Tenant's occupancy thereof. The electricity used during the performance of janitor service, the making of alterations or repairs in the Premises, the operation of the Buildings HVAC System at times other than as provided in Section 7(a) (i) or the operation of any special air conditioning systems which may be required for data processing equipment or for other special equipment or machinery installed by Tenant, shall be paid for by Tenant. Tenant shall make no alterations or additions to the electric equipment or appliances installed by Tenant without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld. Tenant also agrees to purchase from the Landlord or its agent at competitive prices all lamps, bulbs, ballasts, and starters used in the Premises during the Term hereof. The electrical feeder or riser capacity serving the Premises on the Commencement Date shall be adequate to provide Building Standard electrical loads. Any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Landlord's judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or interfere with or disturb other tenants or occupants or the Building and Tenant deposits with Landlord funds or other security acceptable to Landlord in the estimated amount of the cost of such installation, as determined by Landlord. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon;

                  (vi) Landlord shall cause the Building and adjacent walkways and parking areas to be maintained in operating condition and reasonably free from debris, snow, and ice consistent with the operation of a first-class office building in the North Suburban Chicago area.

                  (vii) Landlord shall provide such extra or additional services as it is reasonably possible for the Landlord to provide, and as the Tenant may from time to time request, within a reasonable period after the time such extra or additional services are requested. Tenant shall, for such extra or additional cervices, pay at Landlord's scheduled rates therefor; such amount to be considered additional rent hereunder. All charges for such extra or additional services shall be due and payable at the same time as the installment of Base Rent with which they are billed. Any such billings for extra or additional services shall include an itemization of the extra or additional services rendered, and the charge for each such service. Landlord's applicable schedule of charge rates for certain extra or additional services will be published from time to time by Landlord and made available to tenant at its request. Such schedule shall be subject to change during the Term from time to time.

           (b) Failure by Tenant to promptly pay Landlord's proper charges for water (other than for drinking, lavatory, and toilet purposes) or other services shall give Landlord, upon not less than ten (10) days' notice, the right to discontinue furnishing the services, and no such discontinuance shall be deemed an eviction or disturbance of Tenant's use of the Premises or render Landlord liable for damages or relieve Tenant from performance of Tenant's obligations under this Lease.

           (c) Tenant agrees that Landlord and its beneficiaries and their agents shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service when such failure or delay is occasioned, in whole or in part, by repairs, renewals, or improvements, by any strike, lockout, or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by the act or default of Tenant or other parties including without limitation Tenant's failure to maintain the Premises in good condition and repair, or by any cause beyond the reasonable control of Landlord; and such failures or delays shall never be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying Rent or performing any of its obligations under this Lease. Tenant shall notify Landlord if any service shall be stopped, whereupon Landlord will proceed diligently to restore such service as soon as reasonably possible.

           (d) Tenant agrees to cooperate fully, at all times, with Landlord in abiding by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Premises and the Building.

           (e) Landlord, throughout the Term of this Lease, shall have free access to any and all mechanical installations, and Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with the moving of the servicing equipment of Landlord to or from the enclosures containing said installations. Tenant further agrees that neither Tenant, nor its servants, employees, agents, visitors, licensees, or contractors shall at any time tamper with, adjust, or otherwise in any manner affect Landlord's mechanical installations.

           (f) Tenant shall make arrangements directly with the telephone company servicing the Building for such telephone service in the Premises as may be desired by Tenant. If Tenant desires telegraphic, telephonic, burglar alarm, computer installations or signal service (which service shall be installed and maintained at Tenant's sole expense), Landlord shall, upon request, direct where and how all connections and wiring for such service shall be introduced and run. Landlord additionally shall have the right to approve or disapprove all plans and specifications for such service prior to any installation and to refuse permission for such installation if Landlord determines same could adversely affect an existing system. In the absence of such directions, Tenant shall make no borings or cutting or install any wires or cables in or about the Premises and/or the Building.

     8.    CONDITION AND CARE OF PREMISES.

           (a) Tenant's taking possession of the Premises shall be conclusive evidence against Tenant, and upon said taking of possession Tenant shall execute an agreement with Landlord stating that the Premises were then in good order and satisfactory condition, except for any so-called "punchlist" items detailed in said agreement and latent defects attendant to Landlord's Work under any Workletter attached hereto and made a part hereof, and upon completion of any punchlist items, Tenant shall also execute a supplement to said agreement accepting completion of the punchlist items. No promises of the Landlord to alter, remodel, improve, repair, decorate, or clean the Premises or any part thereof have been made, and no representation respecting the condition of the Premises, the Building, or the Land, has been made to Tenant by or on behalf of Landlord except to the extent expressly set forth herein, or in the aforesaid Workletter. This Lease does not grant any rights to light or air over or about the property of Landlord.

           (b) Except for any damage resulting from any wanton or negligent act of Landlord or its employees and agents, and subject to the provisions of Section 15 hereof, Tenant shall, at its own expense, keep the Premises in good repair and condition and shall promptly and adequately repair all damage to the Premises caused by Tenant or any of its employees, agents, or invitees, including replacing or repairing all damaged or broken glass, fixtures, and appurtenances resulting from any such damage, under the supervision and with the approval of Landlord and within any reasonable period of time specified by Landlord. Tenant's obligation to maintain and repair the Premises, shall include but is not limited to, all electrical, plumbing and mechanical systems serving the Premises from the point said systems connect to the Premises. Landlord shall be responsible for the maintenance and repair of said systems from the point said systems connect to the base building systems on each floor to the Premises. If Tenant does not do so promptly and adequately, Landlord may, but need not, make such repairs and replacements and Tenant shall pay Landlord the cost thereof on demand. Tenant shall take special care to keep all areas of the Premises which are visible by or accessible to the public, such as elevator lobbies and corridors, in good order and appearance consistent with the high standards and quality of a first-class office building.

           (c) Whenever, in Landlord's opinion, Tenant's use or occupation of the Premises, including lighting, personnel, heat generating machines, or equipment, individually or cumulatively, causes the design loads for the system providing heat and air-cooling to be exceeded, to affect the temperature or humidity otherwise maintained by the heating, ventilating, and air conditioning system in the Premises or Building, Landlord may, but shall not be obligated to, temper such excess loads by installing supplementary heating or air-conditioning units in the Premises or elsewhere where necessary. In such event, the cost of such units and the expense of installation, including, without limitation, the cost of preparing working drawings and specifications, shall be paid by Tenant as additional rent within ten (10) days after Landlord's demand therefor. Alternatively, Landlord may require Tenant to install such supplementary heating or air-conditioning unit at Tenant's sole expense. Landlord may operate and maintain any such supplementary units, but shall have no continuing obligation to do so or liability in connection therewith. The expense resulting from the operation and maintenance of any such supplementary heating or air conditioning units, including rent for space occupied by any supplementary heating or air conditioning units installed outside the Premises, shall be paid by Tenant to Landlord as additional rent at rates fixed by Landlord. Alternatively, Landlord may require Tenant to operate and maintain any such supplementary units, also at Tenant's sole expense.

     9.    RETURN OF PREMISES.

           (a) At the termination of this Lease by lapse of time or otherwise or upon termination of Tenant's right of possession without terminating this Lease, Tenant shall surrender possession of the Premises to Landlord and deliver all keys and access cards to the Building, the premises and the Building garage to Landlord and make known to the Landlord the combination of all locks of vaults then remaining in the Premises, and shall (subject to the provisions of Sections 9(b) and 9(c) below) return the Premises and all equipment and fixtures of the Landlord therein to Landlord in as good condition as when Tenant originally took possession, ordinary wear, loss or damage by fire or other insured casualty, damage resulting from the wanton or negligent act of Landlord or its employees and agents excepted, failing which Landlord may restore the Premises and such equipment and fixtures to such condition and Tenant shall pay the cost thereof to Landlord on demand.

           (b) All installations, additions, partitions, hardware, light fixtures, supplementary heat or air-conditioning units, non-trade fixtures and improvements, temporary or permanent, except movable furniture, movable partitions and equipment belonging to Tenant, in or upon the Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant; provided, however, that if Landlord directs that Tenant remove any of said items at the end of the Term, then Tenant (unless prior to installation, Tenant has received Landlord's written agreement that Landlord will not require removal thereof at the end of the
     Term), at Tenant' s sole cost and expense, shall promptly remove such of the installations, additions, partitions, hardware, light fixtures, non-trade fixtures, and improvements placed in the Premises by or on behalf of Tenant as are so designated by Landlord and repair any damage to the Premises caused by such removal, failing which Landlord may remove the same and repair the Premises and Tenant shall pay the cost thereof to Landlord on demand.

           (c) At the sole option of Landlord, Tenant shall leave in place any floor covering without compensation to Tenant, or Tenant shall remove any floor covering and all fastenings, paper, glue, bases, or other vestiges and restore the floor surface to its previous condition. Tenant shall remove Tenant's furniture, machinery, safes, trade fixtures, and other items of movable personal property of every kind and description from the Premises prior to the expiration of the Term or ten (10) days following termination of this Lease or Tenant's right of possession, whichever might be earlier, failing which Landlord may do so and thereupon the provisions of Section 17(f) shall apply.

           (d) All obligations of Tenant hereunder shall survive the expiration of the Term or sooner termination of this Lease.

     10. HOLDING OVER. The Tenant shall pay Landlord for each month (or fraction thereof) Tenant retains possession of the Premises or any part thereof after termination of this Lease, by lapse of time or otherwise, an amount which is double the amount of rent for each month based on the annual rate of Rent applicable under Sections 1 and 2 to the period in which such possession occurs, and Tenant shall also pay all damages, consequential as well as direct, sustained by Landlord by reason of such retention. Nothing in this Section contained, however, shall be construed or operate as a waiver of Landlord's right of reentry or any other right of Landlord.

     11. RULES AND REGULATIONS. Tenant agrees to observe the rights reserved to Landlord contained in Section 12 hereof and agrees, for itself, its employees, agents, clients, customers, invitees and guests, to comply with the rules and regulations set forth in Rider A attached to this Lease and made a part hereof and such other reasonable rules and regulations as shall be adopted by Landlord pursuant to Section 12(1) of this Lease. Any violation by Tenant of any of the rules and regulations contained in Rider A attached to this Lease or other Section of this Lease, or as may hereafter be adopted by Landlord pursuant to Section 12(1) of this Lease, may be restrained; but whether or not so restrained, Tenant acknowledges and agrees that it shall be and remain liable for all damages, loss, costs and expense resulting from any violation by the Tenant of any of said rules and regulations. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce said rules and regulations, or the terms, covenants and conditions of any other lease against any other tenant or any other persons, and Landlord and its beneficiary shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, invitees, or by any other person.

     12. RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of Rent or affecting any of Tenant's obligations under this Lease:

           (a)    To change the name or street address of the Building.

           (b) To install and maintain signs on the exterior and interior of the Building.

           (c) To prescribe the location and style of the suite number and identification sign or lettering for the Premises occupied by the Tenant.

           (d) To retain at all times, and to use in appropriate instances, pass keys to the Premises.

           (e) To grant to anyone the right to conduct any business or render any service in the Building, whether or not it is the same as or similar to the use expressly permitted to Tenant by Section 3.

           (f) To exhibit the Premises during the last nine (9) months of the Term at reasonable hours, and to decorate, remodel, repair, alter, or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises.

           (g) To enter the Premises at reasonable hours for reasonable purposes, including inspection and supplying janitor service or other service to be provided to Tenant hereunder.

           (h) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to watchmen by registration or otherwise, and to establish their right to enter or leave in accordance with the provisions of applicable rules and regulations adopted by Landlord. Landlord shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to cooperate in any reasonable safety program developed by Landlord.

           (i) To control and prevent access to common areas and other non-general public areas pursuant to the provisions of applicable rules and regulations adopted by Landlord.

           (j) Provided that reasonable access to the Premises shall be maintained and the business of Tenant shall not be interfered with or disrupted unreasonably, Landlord reserves the right to relocate, enlarge, reduce or change lobbies, exits or entrances in or to the Building and to decorate and to make, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in or to the Building or any part thereof, and any adjacent building, land, street or alley, including for the purpose of connection with or entrance into or use of the Building in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed, and may for such purposes erect scaffolding and other structures reasonably required by the character of the work to be performed, and during such operations may enter upon the Premises and take into and upon or through any part of the Building, including the Premises, all materials that may be required to make such repairs, alterations, improvements, or additions, and in that connection Landlord may temporarily close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without the same constituting an eviction of Tenant in whole or in part and without abatement of Rent by reason of loss or interruption of the business of Tenant or otherwise and without in any manner rendering Landlord liable for damages or relieving Tenant from performance of Tenant's obligations under this Lease. Landlord may at its option make any repairs, alterations, improvements and additions in and about the Building and the Premises during ordinary business hours and, if Tenant desires to have such work done during other than business hours, Tenant shall pay all overtime and additional expenses resulting therefrom.

           (k) From time to time to make and adopt such reasonable rules and regulations, in addition to or other than or by way of amendment or modification of the rules and regulations contained in Rider A attached to this Lease or other Sections of this Lease, for the protection and welfare of the Building and its tenants and occupants, as the Landlord may determine.

     13.   ASSIGNMENT AND SUBLETTING.

           (a) Except as otherwise expressly provided herein, Tenant shall not, without the prior written consent of Landlord in each instance, (1) convey, mortgage, pledge, hypothecate, or encumber, or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it, (ii) allow to exist or occur any transfer of or lien upon this Lease or the Tenant's interest herein by operation of law, (iii) assign this Lease or any of Tenant's rights hereunder, (iv) sublet the Premises or any part thereof, or (v) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 3 of this Lease or by anyone other than the Tenant and Tenant's employees. Landlord has the absolute right to withhold its consent, without giving any reason whatsoever, except as herein expressly provided to the contrary. The foregoing prohibitions shall also apply to any assignee or subtenant of Tenant.

           (b) Prior to the Commencement Date, Tenant shall not assign this Lease or sublet all or any part of the Premises. If, after the Commencement Date, Tenant has procured an assignee or sublessee, Tenant shall, by written notice to Landlord, advise Landlord of its intention from, on and after a stated date (which shall not be less than thirty (30) days after the date of Tenant's notice) to assign this Lease to such proposed assignee or sublet any part or all of the Premises to such proposed subtenant for the balance or any part of the Term. Upon receipt of such notice, Landlord shall have the right, to be exercised by giving written notice to Tenant within fifteen (15) days after receipt of Tenant's notice, to cancel the lease in the case of a proposed assignment of this Lease or a proposed subleasing of all the Premises, or to cancel the lease with respect to the portion to be so subleased by notice to Tenant in which latter event the Rent and Tenant's Proportionate Share as defined herein shall be adjusted on the basis of the number of square feet of Rentable Area of the Premises retained by Tenant, and this Lease as so amended shall continue thereafter in full force and effect. If Landlord wishes to exercise such option to cancel, Landlord shall, within fifteen (15) days after Landlord's receipt of such notice from Tenant, send to Tenant a notice so stating and in such notice Landlord shall specify the date as of which such cancellation is effective, which date shall be not less than fifteen (15) and not more than thirty (30) days after the date on which Landlord sends such notice. Tenant's notice given pursuant to this
     Section 13(b) shall state the name and address of the proposed subtenant or assignee, and a true and complete copy of the proposed sublease or assignment and sufficient information to permit Landlord to determine the financial responsibility and character of the proposed subtenant or assignee shall be delivered to Landlord with said notice.

           (c)    If Landlord, upon receiving Tenant's notice given pursuant to
     Section 13(b), shall not exercise its right to cancel, Landlord will not unreasonably withhold its consent to Tenant's assignment of this Lease or subletting the space covered by its notice. In each case, such subletting or assignment shall also be subject to the following conditions:

                  (i)    Tenant is not in default of the lease;

                  (ii)   Tenant has fully complied with the provisions of this
           Section 13;

                  (iii) The assignee or subtenant is not a tenant of the Lincolnshire Corporate Center or a government (or subdivision or agency thereof);

                  (iv) Tenant has furnished Landlord with copies of all documents relating to the sublease or assignment arrangement between Tenant and the proposed subtenant or assignee, including financial statements, if requested by Landlord;

                  (v) The proposed sublease or proposed assignment does not extend for a term beyond the initial Term of this Lease, nor does the sublease or assignment contain any options to extend or renew the term thereof beyond the initial Term of this Lease;

                  (vi) The subtenant or assignee is of a character or engaged in a business which is, and the subtenant's or assignee's proposed use of the Premises, or portions thereof, is consistent with the standards of Landlord for the Building and the use permitted hereunder;

                  (vii) A subletting will not result in more than two occupants of the Premises, including Tenant and all subtenants;

                  (viii) The space to be subleased and the remaining portion of the Premises are both legally leasable units and suitable for normal renting;

                  (ix) The assignee or subtenant is sufficiently financially responsible to perform its obligations under the sublease or assignment; and

                  (x) The intended use by or business of the proposed assignee or sublessee will not conflict with any commitment by Landlord to any other tenant in the Lincolnshire Corporate Center.

     Landlord agrees to respond to Tenant's request for approval within thirty
     (30) days after submission of all documents.

           (d)    Notwithstanding the provisions of subparagraphs (a), (b), and
     (c) above, Landlord agrees that (1) as to an assignment or transfer by operation of law, Landlord shall have the right of consent pursuant to subparagraph (c) above, but shall not have the option to cancel the lease, provided such assignment or transfer is to a corporation which acquires substantially all of the stock of the Tenant; and (2) as to an assignment of the lease to a wholly-owned subsidiary of Tenant, Landlord shall not have the option to cancel nor shall Landlord have a right of consent.

           (e) Consent by Landlord to any assignment, subletting, use, or occupancy or transfer shall not operate to relieve the Tenant from any covenant or obligation hereunder, and shall not be deemed to be a consent to or relieve Tenant, or any subtenant or assignee, from obtaining Landlord's consent to any subsequent assignment, transfer, lien, charge, subletting, use, or occupancy. Tenant shall pay all of Landlord's costs, charges and expenses, including attorneys' fees, incurred in connection with any assignment, transfer, lien, charge, subletting, use or occupancy made or requested by Tenant.

           (f) If Tenant, having first obtained Landlord's consent to any sublease or assignment, or if Tenant or a trustee in bankruptcy for Tenant, pursuant to Section 365 of the Bankruptcy Code, shall assign this Lease or sublet the Premises, or any part thereof, then in addition to the Rent then payable hereunder, Tenant shall pay to Landlord, as further additional rent on the first day of each month during the term of any such assignment or sublease, one hundred percent (100%) of the amount, if any, by which (x) the Assigned Area Rent exceeds (y) the product of the Current Monthly Rent multiplied by the Assigned Area. As used herein:

                  (i) "Assigned Area" shall mean the number of square feet of Rentable Area of the Premises (in the case of an assignment or sublet of the entire Premises) or of the Rentable Area of any space sublet by Tenant (in the case of a sublet of less than the entire Premises).

                  (ii) "Current Monthly Rent" shall mean the aggregate of all Monthly Base Rent and Additional Rent Progress Payments being paid by Tenant as of the effective date of an assignment or sublet, divided by the number of square feet of Rentable Area of the Premises.

                  (iii) "Assigned Area Rent" shall mean the current monthly base rent and other amounts payable by the subtenant or assignee for the Assigned Area.

           (g) If Tenant is a corporation (other than a corporation whose stock is traded through a national or regional exchange or over-the-counter), any transaction or series of transactions (including without limitation any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be transfer of Tenant's interest under this Lease for the purpose of Section 13. If Tenant is a partnership, any transaction or series of transactions (including without limitation any withdrawal or admittance of a partner or any change in any partners' interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a transfer of Tenant's interest under this Lease for the purpose of Section 13. The term "control" as used in this Section 13(g) means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant. If Tenant is a corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than fifty percent (50%) of the outstanding voting stock of Tenant as of the date of the execution and delivery of this Lease shall not be considered a change of control.

     14.   WAIVER OF CERTAIN CLAIMS; INDEMNITY BY TENANT.

           (a) To the extent not expressly prohibited by law, Tenant releases Landlord and its beneficiaries, and their agents, servants, and employees, from and waives all claims for damages to person or property sustained by the Tenant or by any occupant of the Premises or the Building, or by any other person, resulting directly or indirectly from fire or other casualty, cause, or any existing or future condition, defect, matter, or thing in or about the Premises, the Building or any part of it, or from any equipment or appurtenance therein, or from any accident in or about the Building, or from any act or neglect of any tenant or other occupant of the Building or any part thereof or of any other person. This Section 14(a) shall not operate as a release of Landlord from liability for the negligent or intentionally wrongful conduct of Landlord or its agent or employees. This
     Section 14 shall apply especially, but not exclusively, to damage caused by water, snow, frost, steam, excessive heat or cold, sewerage, gas, odors, or noise, or the bursting or leaking of pipes or plumbing fixtures, broken glass, sprinkling or air conditioning devices or equipment, or flooding of basements, and to any damage to automobiles parked in the garage in the Building or outside the Building and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the acts specifically enumerated above, or from any other thing or circumstance, whether of a like nature or of a wholly different nature. If any damage to the Premises or the building or any equipment or appurtenance therein, whether belonging to Landlord or to other tenants or occupants of the Building or otherwise, results from any negligent or wrongful acts of the Tenant, its employees, agents, or invitees, Tenant shall be liable therefor and Landlord may, at its option, repair such damage and Tenant shall upon demand by Landlord reimburse Landlord for all reasonable costs of such repairs and damages in excess of amounts, if any, paid to Landlord under insurance covering such damages. All personal property belonging to the Tenant or any occupant of the Premises that is in the Building or the Premises shall be there at the risk of the Tenant or other person only and Landlord shall not be liable for damage thereto or theft or misappropriation thereof. All vehicles parked in the Building's garage or in the parking lots shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles.

           (b) To the extent not expressly prohibited by law, Tenant agrees to hold Landlord and its beneficiaries, and their agents, servants, and employees, harmless and to indemnify each of them against claims and liabilities, including reasonable attorneys' fees, for injuries to all persons and damage to or theft or misappropriation or loss of property occurring in or about the Premises arising from Tenant's negligence or wrongful acts or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease or due to any other act or omission of the Tenant, its agents, or employees.

     15.   DAMAGE OR DESTRUCTION BY CASUALTY.

           (a) If the Premises or any part of the Building shall be damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Premises or the Building untenantable, then Landlord shall proceed to repair and restore the same to its prior existing condition with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control. If any such damage renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, with reasonable promptness after the occurrence of such damage and in good faith, estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by notice advise Tenant of such estimate. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed two hundred seventy (270) days from the date such damage occurred, then either Landlord or Tenant (but as to Tenant only if all or a substantial portion of the Premises are rendered untenantable and the estimated time to substantially complete the repair or restoration of the Premises will exceed such two hundred seventy (270) days from the date of the fire or other casualty) shall have the right to terminate this Lease as of the date of such damage upon giving notice to the other at any time within twenty (20) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing said estimate). Unless this Lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness and all due diligence to repair and restore the Premises to its prior existing condition, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease (except as hereinafter provided) if such repairs and restoration are not in fact completed within the time period estimated by Landlord, as aforesaid, or within said two hundred seventy (270) days, so long as

     Landlord shall proceed with reasonable promptness and due diligence. Notwithstanding anything to the contrary herein set forth: (i) if any such damage rendering all or a substantial portion of the Premises or Building untenantable shall occur during the last three (3) years of the Term, then Landlord shall have the option to terminate this Lease by written notice to Tenant within thirty (30) days after the date such damage occurred, and if such option is so exercised, this Lease shall terminate as of the date of such damage; (ii) Landlord shall have no duty pursuant to this Section 15 to repair or restore any portion of alterations, additions or improvements made by or on behalf of Tenant in the Premises or improvements which are not then building standard improvements; (iii) Landlord shall not be obligated (but may, at its option, so elect) to repair or restore the Premises or Building if any mortgagee applies proceeds of insurance to reduce its loan balance and the remaining proceeds, if any, available to Landlord are not sufficient to pay for such repair or restoration; and (iv) Tenant shall not have the right to terminate this Lease pursuant to this
     Section 15 if the damage or destruction was caused by the intentional or negligent act of Tenant, its agents or employees.

           (b) In the event any such fire or casualty damage not caused by the intentional or negligent act of Tenant, its agents or employees, renders the Premises substantially untenantable and Tenant is not occupying the Premises and if this Lease shall not be terminated pursuant to the foregoing provisions of Section 15 by reason of such damage, then Rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord substantially completes its repair and restoration work. Such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the portion of the Premises being repaired and restored by Landlord and not heretofore delivered to Tenant from time to time bears to the entire Premises. In the event of termination of this Lease pursuant to this Section 15, Rent shall be apportioned on a per diem basis and be paid to the date of such fire or other casualty.

           (c) In the event of any such fire or other casualty, and if the lease is not terminated pursuant to the foregoing provisions of this Lease, Tenant shall repair and restore any portion of alterations, additions or improvements made by or on behalf of Tenant in the Premises, and during any such period of Tenant's repair and restoration following substantial completion of Landlord's repair and restoration work, Rent shall be payable as if said fire or other casualty had not occurred.

     16. EMINENT DOMAIN. If all or a substantial part of the Building, or any part thereof which includes all or a substantial part of the Premises, shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, the Term of this Lease shall end upon and not before the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award to or for the benefit of Tenant. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Building, the taking of which would, in Landlord's opinion, prevent the economical operation of the Building, or if the grade of any street or alley adjacent to the Building is changed by any competent authority, and such taking or damage or change of grade makes it necessary or desirable to remodel the Building to conform to the taking or damage, Landlord shall have the right to terminate this Lease upon not less than ninety (90) days' notice prior to the date of termination designated in the notice. In either of the events above referred to, Rent shall be apportioned as of the date of the termination. No money or other consideration shall be payable by the Landlord to the Tenant for the right of termination, and the Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by such taking or the change of grade; provided, however, that Tenant shall have the right to pursue separately against the condemning authority any award available separately to Tenant for Tenant's moving and relocation expenses.

     17.   DEFAULT; LANDLORD'S RIGHTS AND REMEDIES.

           (a) The occurrence of any one or more of the following matters constitutes a Default by Tenant under this Lease:

                  (i) Failure by Tenant to pay Rent or any installment thereof when due;

                  (ii) Failure by Tenant to pay when due any other moneys required to be paid by Tenant under this Lease;

                  (iii) Failure by Tenant to observe or perform any of the covenants in respect of assignment and subletting set forth in
           Section 13;

                  (iv) Failure by Tenant to cure forthwith, immediately after receipt of notice from Landlord, any hazardous condition which Tenant has created in violation of law or of this Lease;

                  (v) Failure by Tenant to observe or perform any other covenant, agreement, condition or provision of this Lease, if such failure shall continue for thirty (30) days after notice thereof from Landlord to Tenant, provided, however, that Tenant shall not be in default with respect to matters which cannot reasonably be cured within thirty (30) days so long as within such thirty (30) day period Tenant commences such cure and diligently proceeds to complete the same at all times thereafter;

                  (vi) The levy upon or under execution or the attachment by legal process of the leasehold interest of Tenant, or the filing or creation of a lien in respect of such leasehold interest, which lien shall not be released or discharged within thirty (30) days from the date of such filing;

                  (vii) Tenant vacates or abandons the Premises or fails to take possession of the Premises when available for occupancy (the transfer of a substantial part of the operations, business and personnel of Tenant to some other location being deemed, without limiting the meaning of the term "vacates or abandons", to be a vacation or abandonment within the meaning of this clause (vii)), whether or not Tenant thereafter continues to pay Rent due under this Lease;

                  (viii) Tenant becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for Tenant or for the major part of his property;

                  (ix) A trustee or receiver is appointed for the Tenant or for the major part of its property and is not discharged within thirty (30) days after such appointment; and

                  (x) Bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law, or similar law for the relief of debtors, are instituted by or against Tenant, and, if instituted against Tenant, are allowed against it or are consented to by it or are not dismissed within sixty (60) days after such institution.

           (b) If a Default occurs which has not been cured or remedied during the applicable grace period, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative and shall not operate to exclude or deprive Landlord of any other right or remedy allowed it by law:

                  (i) Landlord may terminate this Lease by giving to Tenant written notice of the Landlord's election to do so, in which event the Term of this Lease shall end, and all right, title and interest of the Tenant hereunder shall expire, on the date stated in such notice;

                  (ii) Landlord may terminate the right of the Tenant to possession of the Premises' without terminating this Lease by giving written notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of the Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice; and

                  (iii) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of the Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all moneys due or to become due from the Tenant under any of the provisions of this Lease.

           Any notice required to be given by Landlord pursuant to this Section 17(b) may be given concurrently with a notice of default pursuant to
           Section 17(a).

           (c) If Landlord exercises either the remedies provided for in subparagraphs (i) or (ii) of the foregoing Section 17(b), Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to the Landlord, and Landlord may then or at any time thereafter re-enter and take complete and peaceful possession of the Premises, with or without process of law, full and complete license to do so being hereby granted to the Landlord, and Landlord may remove all occupants and property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without relinquishing Landlord' s right to rent or any other right given to Landlord hereunder or by operation of law.

           (d) If Landlord, pursuant to the provisions of Section 17(b)(ii) hereof, terminates the right of the Tenant to possession of the Premises without terminating this

     Lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full Term, and Landlord shall have the right to immediate recovery of all amounts then due hereunder. In addition, Landlord shall have the right, from time to time, to recover from the Tenant, and the Tenant shall remain liable for, all Rent and any other sums thereafter accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the stated end of the Term. In any such case, the Landlord may, but shall be under no obligation to (except to the extent required by law), relet the Premises or any part thereof for the account of the Tenant for such rent, for such time (which may be for a term extending beyond the Term of this Lease) and upon such terms as the Landlord in the Landlord's sole discretion shall determine, and the Landlord shall not be required to accept any tenant offered by the Tenant or to observe any instructions given by the Tenant relative to such reletting. Landlord shall, however, cooperate with Tenant in order to relet the Premises and minimize Tenant's damages, but this obligation shall not require Landlord to divert any prospective tenants from any other portion of the Building. Also in any such case the Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by the Landlord necessary or desirable and in connection therewith change the locks to the Premises, and the Tenant shall upon demand pay the cost thereof together with the Landlord's expenses of reletting. Landlord may collect the rents from any such reletting and apply the same first to the payment of the expenses of reentry, redecoration, repair and alterations and the expenses of reletting and second to the payment of Rent herein provided to be paid by the Tenant, and any excess or residue shall operate only as an offsetting credit against the amount of Rent as the same thereafter becomes due and payable hereunder, but the use of such offsetting credit to reduce the amount of Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong to Landlord solely; provided that in no event shall Tenant be entitled to a credit on its indebtedness to Landlord in excess of the aggregate sum (including Base Rent and Additional Rent) which would have been paid by Tenant for the period for which the credit to Tenant is being determined, had no Default occurred. No such re-entry or repossession, repairs, alterations and additions, or reletting shall be construed as an eviction or ouster of the Tenant or as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant or shall operate to release the Tenant in whole or in part from any of the Tenant's obligations hereunder, and the Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting.

           (e) In the event of the termination of this Lease by Landlord as provided for by subparagraph (i) of Section 17(b), Landlord shall be entitled to recover from Tenant all the fixed dollar amounts of Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by the Tenant, or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease which may be then owing and unpaid, and all costs and expenses, including court costs and attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder, and in addition Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty (x) the unamortized cost to the Landlord, computed and determined in accordance with generally accepted accounting principles, of the tenant improvements and alterations, if any, paid for and installed by Landlord pursuant to this Lease, and (y) the aggregate sum which at the time of such termination represents the excess, if any, of the present value of the aggregate rents at the same annual rate for the remainder of the Term as then in effect pursuant to the applicable provisions of Sections 1 and 2 of this Lease, over the then present value of the then aggregate fair rental value of the Premises for the balance of the Term, such present worth to be computed in each case on the basis of a per annum discount at one-half (1/2) of the corporate base rate of interest then in effect at the First National Bank of Chicago from the respective dates upon which such rentals would have been payable hereunder had this Lease not been terminated, and (z) any damages in addition thereto, including reasonable attorneys' fees and court costs, which Landlord shall have sustained by reason of the breach of any of the covenants of this Lease other than for the payment of rent.

           (f) All property removed from the Premises by Landlord pursuant to any provision of this Lease or of law may be handled, removed or stored by Landlord at the cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord for all expenses incurred by Landlord in such removal and storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. All property not removed from the Premises or not retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, shall be conclusively deemed to have been conveyed by Tenant to Landlord as by bill of sale without further payment or credit by Landlord to Tenant.

           (g) If any action for breach of or to enforce any provision of this Lease is commenced, the court in such action shall award to the party in whose favor judgment is entered, a reasonable sum as attorneys' fees, which attorneys' fees shall be paid by the losing party in such action. Tenant shall pay all of Landlord's costs, charges, and expenses, including court costs and reasonable attorneys' fees, incurred by Landlord in any litigation in which Tenant causes the Landlord, without Landlord's fault, to become involved or concerned.

           (h) In the event that Tenant shall file for protection under any Chapter of the Bankruptcy Code now or hereafter in effect, Landlord and Tenant agree, to the extent permitted by law, to request that the debtor-in-possession or trustee-in-bankruptcy, if one is appointed, assume or reject this Lease within sixty (60) days thereafter.

     18.   SUBORDINATION.

           (a) Landlord may have heretofore or may hereafter encumber with a mortgage or trust deed the Building, the Land, the Real Property or any interest therein, and may have heretofore and may hereafter sell and lease back the Land, or any part of the Real Property, and may have heretofore or may hereafter encumber the leasehold estate under such lease with a mortgage or trust deed (any such mortgage or trust deed is herein called a "Mortgage" and the holder of any such mortgage or the beneficiary under any such trust deed is herein called a "Mortgagee". Any such lease of the underlying land is herein called a "Ground Lease", and the lessor under any such lease is herein called a "Ground Lessor". Any Mortgage which is a first lien against the Building, the Land, the Real Property, the leasehold estate under a Ground Lease or any interest therein is herein called a "First Mortgage" and the holder or beneficiary of any First Mortgage is herein called a "First Mortgagee"). If requested by the Mortgagee or Ground Lessor, Tenant will either (a) subordinate its interest in this Lease to said Mortgage, and to any and all advances thereunder and to the interest thereon, and all renewals, replacements, amendments, modifications, and extensions thereof, or to said Ground Lease, or to both, or (b) make Tenant's interest in this Lease or certain of Tenant's rights hereunder superior thereto; and Tenant will promptly execute and deliver such agreement or agreements as may be reasonably required by the Mortgagee or by any such Ground Lessor; provided that Tenant covenants it will not subordinate this Lease to any Mortgage other than a First Mortgage without the prior written consent of the First Mortgagee.

           (b) It is further agreed that (a) if any Mortgage shall be foreclosed, or if any ground or underlying lease be terminated, (i) the liability of the mortgagee or trustee hereunder or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser, or owner is the owner of an interest in the Building or Land and such liability shall not continue or survive after further transfer of ownership; and (ii) upon request of the mortgagee or trustee, if any Mortgage shall be foreclosed, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale under any Mortgage, or upon request of the Ground Lessor, if any Ground Lease shall be terminated, Tenant will attorn as Tenant under this Lease to the Ground Lessor, and Tenant will execute such instruments as may be necessary or appropriate to evidence such attornment; and (b) this Lease may not be modified or amended so as to reduce the rent or shorten the term provided hereunder, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be canceled or surrendered, without the prior written consent, in each instance, of the First Mortgagee and of any Ground Lessor.

           (c) Should any prospective First Mortgagee or Ground Lessor require a modification or modifications of this Lease, which modification or modifications will not cause an increase in the Rent stipulated hereunder or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should any Landlord or prospective Mortgagee or Ground Lessor require execution of a short form of lease for recording (containing the names of the parties, a description of the Premises, and the term of this Lease) or a certification from the Tenant concerning the lease in such form as may be required by a prospective mortgagee or ground lessor, Tenant agrees to execute such short form of lease or certificate and deliver the same to Landlord within ten (10) days following the request therefor.

     19. MORTGAGEE PROTECTION. Tenant agrees to give the First Mortgagee, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that, prior to such notice, Tenant has been notified in writing (by way of service on Tenant of a copy of assignment of rents and leases, or otherwise) of the address of such First Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the First Mortgagee shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if the First Mortgagee has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default). Until the time allowed, as aforesaid, for the First Mortgagee to cure such default has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of Landlord's default.

     20. DEFAULT UNDER OTHER LEASES. If the term of any lease, other than this Lease, heretofore or hereafter made by Tenant for any space in the Building shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this Lease by notice to Tenant or to exercise any of the rights or remedies set forth in Section 17.

     21.   SUBROGATION AND INSURANCE.

           (a) Landlord and Tenant agree to have all physical damage or material damage insurance which may be carried by either of them, and Tenant agrees to have all business interruption insurance which it carries, endorsed to provide that any release from liability of, or waiver of claim for, recovery from the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party. Without limiting any release or waiver of liability or recovery contained in any other section of this Lease, but rather in confirmation and furtherance thereof, each of the parties hereto waives all claims for recovery from the other party for any loss or damage to any of its property or damages as a result of business interruption. Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release and any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release and waiver is to invalidate insurance coverage or increase the cost thereof (provided that, in the case of increased cost, the other party shall have the right, within ten (10) days following written notice, to pay such increased cost keeping such release and waiver in full force and effect).

           (b) Tenant shall carry insurance during the entire Term hereof insuring Tenant and Landlord and Landlord's agents and beneficiaries and mortgagees with terms, coverages, and in companies satisfactory to Landlord and with such commercially reasonable increases in limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverages in the following amounts:

                  (i) Comprehensive general liability insurance, including contractual liability insuring the indemnification provisions contained in this Lease, in an amount not less than $2,000,000.00 combined single limit per occurrence;

                  (ii) "All risk" physical damage insurance, including sprinkler leakage, for the full replacement cost of all additions, improvements, and alterations to the Premises and of all office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant's property on the Premises; and

           The foregoing insurance may be provided by a company-wide blanket insurance policy or policies maintained by or on behalf of Tenant, provided that the same is reasonably satisfactory to Landlord.

           (c) Tenant shall, prior to the commencement of the Term and thereafter during the Term, furnish to Landlord policies or certificates issued, by the respective carriers evidencing such coverage or replacements and renewals thereof, which policies or certificates shall state that such insurance coverage may not be changed or cancelled without at least thirty
     (30) days' prior written notice to Landlord and Tenant.

           (d) Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authority and all requirements of Landlord's insurance companies, and shall not directly or indirectly make any use of the Premises which may thereby be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage, or may increase the cost of insurance or require additional insurance coverage. In the event of such increase in the cost of insurance or such requirement for additional insurance coverage, Tenant shall reimburse Landlord for the cost thereof.

     22. NONWAIVER. No waiver of any condition expressed in this Lease shall be implied by any neglect of either party to enforce any remedy on account of the violation of such condition whether or not such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. Without limiting the provisions of Section 10, it is agreed that no receipt of moneys by Landlord from Tenant after the termination in any way of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys. It is also agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any moneys due, and the payment of said moneys shall not waive or affect said notice, suit or judgment.

     23. ESTOPPEL CERTIFICATE. The Tenant agrees that from time to time upon not less than ten (10) days' prior request by Landlord, or the holder of any Mortgage or any ground lessor, the Tenant (or any permitted assignee, subtenant, licensee, concessionaire, or other occupant of the Premises claiming by, through, or under Tenant) will deliver to Landlord or to the holder of any Mortgage or ground lessor, a statement in writing signed by Tenant certifying
(a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the lease as modified is in full force and effect and identifying the modifications); (b) the date upon which Tenant began paying Rent and the dates to which the Rent and other charges have been paid, Cc) that the Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail; (d) that the Premises have been completed in accordance with the terms hereof and Tenant is in occupancy and paying Rent on a current basis with no rental offsets or claims; (e) that there has been no prepayment of Rent other than that provided for in the Lease; (f) that there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any State thereof, and (g) such other matters as may be required by Landlord, the holder of any Mortgage or ground lessor.

     24. TENANT AUTHORITY TO EXECUTE LEASE. In case Tenant is a corporation, Tenant (a) represents and warrants that this Lease has been duly authorized, executed, and delivered by and on behalf of the Tenant and constitutes the valid and binding agreement of the Tenant in accordance with the terms hereof, (b) Tenant shall deliver to Landlord or its agent, concurrently with the delivery of this Lease, executed by Tenant, certified resolutions of the board of directors (and shareholders, if required) authorizing Tenant's execution and delivery of this Lease and the performance of Tenant obligations hereunder; and (c) until Landlord is notified in writing of a substitute therefor, Tenant's Authorized Representative set forth in the Schedule shall have full power and authority to take action on behalf of and to bind Tenant with respect to all matters relating to this Lease and the Premises. In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. It is agreed that each and every present and future partner in Tenant shall be and remain at all times jointly and severally liable hereunder and that the death, resignation, or withdrawal of any partner shall not release the liability of such partner under the terms of this Lease unless and until the Landlord shall have consented in writing to such release.

     25. REAL ESTATE BROKERS. Tenant represents that Tenant has directly dealt with and only with the real estate broker or brokers disclosed in the Schedule (whose commission shall be paid by Landlord pursuant to a separate agreement with each such broker), as broker, in connection with this Lease and agrees to indemnify and hold Landlord harmless from all damages, liability, and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due such broker or brokers or finders in connection with its participating in the negotiation with Tenant of this Lease.

     26. NOTICES. In every instance where it shall be necessary or desirable for Landlord to serve any notice or demand upon Tenant, it shall be sufficient to send a written or printed copy of such notice or demand by United States registered or certified mail, postage prepaid, addressed to Tenant at the address set forth in the Schedule, in which event the notice or demand shall be deemed to have been served at the time the same was posted plus two (2) business days, or to serve any such notice or demand personally. Any such notice or demand to be given by Tenant to Landlord shall, until further notice, be served personally or sent by United States registered or certified mail, postage prepaid, to One Overlook Point, Suite 100, Lincolnshire

Corporate Center, Lincolnshire, Illinois. Mailed communications to Landlord shall be deemed to have been served at the time the same were posted plus two
(2) business days. Notwithstanding the foregoing, notices served with respect to emergency matters may be served personally or by telephone communication. Tenant is advised and acknowledges that until further notice to Tenant, Van Vlissingen & Co., the present agent of Landlord, has authority to execute and deliver notices hereunder to Tenant on behalf of Landlord.

     27.   MISCELLANEOUS.

           (a) Each provision of this Lease shall extend to and shall bind and inure to the benefit not only of Landlord and Tenant, but also their respective heirs, legal representatives, successors, and assigns, but this provision shall not operate to permit any transfer, assignment, mortgage, encumbrance, lien, charge, or subletting contrary to the provisions of
     Section 13.

           (b) No modification, waiver, or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing and signed by Landlord and Tenant.

           (c) Submission of this instrument for examination shall not constitute a reservation of or option for the Premises or in any manner bind Landlord and no lease or obligation on Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord or the agent of Landlord's beneficiary shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be revoked for thirty (30) days after such delivery.

           (d) The word "Tenant" whenever used herein shall be construed to mean Tenants or any one or more of them in all cases where there is more than one Tenant; and the necessary grammatical changes required to make the provisions hereof apply either to corporations or other organizations, partnerships, or other entities, or individuals, shall in all cases be assumed as though in each case fully expressed. In all cases where there is more than one Tenant, the liability of each shall be joint and several.

           (e) Clauses, plats, and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are part hereof and in the event of variation or discrepancy the duplicate original hereof, including such clauses, plats, and riders, if any, held by Landlord shall control.

           (f) The headings of Sections are for convenience only and do not limit, expand, or construe the contents of the Sections.

           (g) Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer, or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant..

           (h) Time is of the essence of this Lease and of each and all provisions thereof.

           (i) All amounts (including, without limitation, Base Rent and Additional Rent) owed by Tenant to Landlord pursuant to any provision of this Lease shall bear interest at the annual rate of the greater of (i) fifteen percent (15%) and (ii) four percent (4%) in excess of corporate base rate of interest then in effect at the First National Bank of Chicago from the date of the expiration of the applicable required notice period until paid, unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged.

           (j) The legal invalidity of any provision of this Lease shall not impair or affect in any manner the validity, enforceability, or effect of the rest of this Lease.

           (k) All understandings and agreements, oral or written, heretofore made between the parties hereto are merged in this Lease, which alone fully and completely expresses the agreement between Landlord (and its beneficiary and their agents) and Tenant.

     28. LANDLORD'S AUTHORITY AND QUIET ENJOYMENT. Landlord covenants and represents that it has full and complete authority to enter into this Lease under all of the terms, conditions, and provisions set forth herein, and, subject to the terms, provisions, and conditions hereof, so long as Tenant keeps and substantially performs each and every term, provision, and condition herein contained on the part of Tenant to be kept and performed and so long as Tenant is not in default hereunder, Tenant shall, during the Term hereof, peacefully and quietly enjoy the Premises without hinderance or molestation by Landlord.

     29. LANDLORD. The term "Landlord" as used in this Lease means only the owner or owners at the time being of the Building so that in the event of any assignment, conveyance, or sale, once or successively, of the Building, or any assignment of this Lease by Landlord, said Landlord making such sale, conveyance, or assignment shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing after such sale, conveyance, or assignment, and Tenant agrees to look solely to such purchaser, grantee, or assignee with respect thereto. This Lease shall not be affected by any such assignment, conveyance, or sale, and Tenant agrees to attorn to the purchaser, grantee, or assignee.

     30. TITLE AND COVENANT AGAINST LIENS. The Landlord's title is and always shall be paramount to the title of the Tenant and nothing in this Lease contained shall empower the Tenant to do any act which can, shall, or may encumber the title of the Landlord. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen to be placed upon or against the Real Property, the Land, the Building, or the Premises or against the Tenant's leasehold interest in the Premises and, in case of any such lien attaching, to immediately pay and remove same. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law, or otherwise, to attach to or be placed upon the Real Property, Land, Building, or Premises, and any and all liens and encumbrances created by Tenant shall attach only to Tenant's interest in the Premises. If any such liens so attach and Tenant fails to pay and remove same within ten (10) days, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in Section 27(i) hereof for amounts owed Landlord by Tenant. Such sums shall be deemed to be additional rent due and payable by Tenant at once without notice or demand.

     31.   RELOCATION OF TENANT.  Intentionally Deleted.

     32. PARKING. Tenant shall not use or permit its servants, employees, customers, invitees and guests to use more than the number of parking spaces set forth in the Schedule of Significant Terms. Tenant, its servants, employees, customers, invitees, and guests shall, when using the parking facilities in and around the Building, observe and obey all signs regarding fire lanes, no parking zones, driving speed zones and designated reserved, visitor and handicapped spaces, and when parking, always park between the designated lines. If required by Landlord, Tenant shall cause its servants, employees, customers, invitees and guests who utilize the Tenant's allotted parking spaces, to display stickers or decals provided by Landlord in their vehicles. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone, or designated visitor, reserved or handicapped area, or any vehich1e that does not display a sticker or decal if required by Landlord. If Tenant uses parking in excess of that provided for herein, and if Tenant fails, after written notice from Landlord to reduce its excess use of the parking areas, then such excess use shall constitute a default under this lease. All vehicles shall be parked at the sole risk of the owner and Landlord assumes no responsibility for any damage to or loss of vehicles.

     33. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon execution of this Lease the Security Deposit stipulated in the Schedule (the "Deposit") as security for performance of Tenant's duties and obligations hereunder. The Deposit may be applied, in whole or in part, by Landlord to cure any default or defaults of Tenant hereunder or to pay any amounts payable by Tenant hereunder, without limiting, impairing, or being in lieu of any other remedy or remedies Landlord may have on account of any default by Tenant hereunder. Upon any such application, Tenant shall immediately, upon demand by Landlord, pay to Landlord the amount so applied in order that Landlord shall have the full amount of the Deposit on hand at all times during the Term after the same is deposited. The Deposit shall in no event be deemed an advance payment of rental or a limitation upon the damages recoverable by Landlord on account of any default by Tenant hereunder. Provided that Tenant shall not be in default in the performance of any of its obligations under this Lease, any balance of the Deposit remaining unapplied at the termination or expiration of this Lease shall be repaid to Tenant not later than 30 days after such termination or expiration and Tenant's vacation of the Premises, without interest except to the extent required by statute or ordinance. If the Building is conveyed or leased (whether or not subject to this Lease) by Landlord, upon the transfer of the security deposit, Landlord shall be released from all liability or obligation to Tenant for return of the Deposit, and Tenant agrees to look solely to the transferee for return of the Deposit. The preceding sentence shall apply to each subsequent conveyance or lease of the Building. The Deposit shall not be assigned or encumbered by Tenant, and any purported such assignment or encumbrance shall be void.

     IN WITNESS WHEREOF, the parties the date first above written.

                                            LANDLORD:

ATTEST: AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO AS TRUSTEE UNDER TRUST NO. 113370-03

/s/                                         By:  /s/
--------------------------                     --------------------------------

                                            TENTANT:
ATTEST:                                     ICON INFOSYSTEMS, INC.


/s/ Michelle Dorfman                        By:  /s/ Charles Dorfman
--------------------------                     --------------------------------
2-3-98                                         February 3, 1998

                                     RIDER B

                             CLEANING SPECIFICATIONS


Landlord agrees to perform the following services:

I.       GENERAL AND EXECUTIVE OFFICES, LOBBY, LOUNGE, PUBLIC AREAS, ETC.

         A. NIGHTLY SCHEDULE (Daily, Monday through Friday except holidays when building is normally in operation.

                  1.       Empty, clean and replace waste containers.
                  2.       Empty and damp clean ash trays.  Wash as required.
                  3.       Dust all furniture, including desks, chairs, tables.
                  4. Dust all exposed filing cabinets, bookcases, shelves and counter tops.
                  5.       Dust all telephones.
                  6.       Clean and sanitize drinking fountains.
                  7.       Spot clean desk tops.
                  S. Spot clean reception lobby glass, including entrance door.
                  9. Client papers on desks, tables, filing cabinets, etc., are not to be disturbed.
                  10. Clean and service sand urns. Sand and screens to be furnished by client.
                  11. Spot clean and remove hand prints, ink marks and coffee rings from all desks.
                  12.      Damp clean backboards, if required.
                  13.      Spot clean interior partitions, if needed.
                  14. Remove fingermarks and smudges from surfaces such as doors, walls, light switches, etc.
                  15. Spot clean interior glass in partitions and doors. Cleaning agent is not to remain on partitions and the like.
                  16.      Dust base of all chairs, stands, coat racks, etc.

         B.       WEEKLY SCHEDULE

                  1.       Clean and sanitize telephones.
                  2. Low dust all horizontal surfaces to hand height, including sills, ledges, moldings, shelves, picture frames, ducts, radiators.
                  3.       Clean entire desk tops.
                  4.       Clean and polish bright metal to hand heights.
                  5. Remove dust and cobwebs from ceiling areas and corners.

         C.       MONTHLY SCHEDULE

                  1. High dust above hand height all horizontal surfaces, including shelves, moldings, ledges, pipes, ducts, heating outlets, venetian blinds, etc.
                  2.       Wash all wastebaskets if needed.
                  3.       Wash desk tops.

                  4.       Wash all interior partitions; both sides of glass.
                  5.       Wash and sanitize metal partitions.
                  6.       Wash chair mats.
                  7.       Vacuum diffuser outlets.

         D.       QUARTERLY SCHEDULE

                  1. Clean and polish furniture including desks, chairs, cabinets.

         E.       SEMI-ANNUAL SCHEDULE

                  1.       Oil all wood paneling.

II.      WASHROOMS

         A.       NIGHTLY SCHEDULE

                  1. Clean, sanitize and polish all vitreous fixtures, including toilet bowls, urinals, and hand basins.
                  2. Clean and sanitize all flush rings, drain and overflow outlets.
                  3.       Clean and polish all chrome fittings.
                  4.       Clean and sanitize toilet seats.
                  5.       Clean and polish all glass and mirrors.
                  6. Empty all containers and disposals; insert liners as required.
                  7.       Wash and sanitize exterior of all containers.
                  8.       Empty and sanitize interior of sanitary containers.
                  9.       Wipe toilet stall partitions.  Wash as required.
                  10. Remove spots, stains, splashes from wall area adjacent to hand basins and towel holders.
                  11. Refill all dispensers to maximum limits -- napkin, soap, tissue, towel, liners, seat holders, cups. Refill with supplies.
                  12. Remove fingermarks and smudges from surfaces such as doors, walls, light switches, etc.
                  13.      Sweep and wet mop all floors with disinfectant.
                  14.      Dust and spot clean all chairs, tables and lamps.

         B.       WEEKLY SCHEDULE

                  1.       Spot clean metal partitions and remove all writing.
                  2. Low dust all horizontal surfaces to hand height, including sills, moldings, ledges, shelves, frames, ducts, heating outlets.

         C.       MONTHLY SCHEDULE

                  1.       Sanitize metal partitions.
                  2. High dust above hand height all horizontal surfaces, including shelves, ledges, moldings, pipes, ducts, heating outlets.

                  3.       Machine scrub tile floors.
                  4.       Flush floor drains with disinfectant.

         D.       QUARTERLY SCHEDULE

                  1.       Flush soap dispensers.

III.     FLOORS - RESILIENT AND HARD

         A.       NIGHTLY SCHEDULE

                  1. Dry dust with treated yarn mop and wet mop where necessary.

         B.       WEEKLY SCHEDULE

                  1. Wet mop and machine spray buff open areas, including kneehole or desks.
                  2.       Scrub to remove scuff and heel marks.

         C.       MONTHLY SCHEDULE

                  1. Refinish to maintain adequate protective coating; removing black heel marks.

         D.       ANNUAL SCHEDULE

                  1.       Strip, clean, seal and refinish, plus machine polish.
                  2.       Clean, refinish and polish baseboards.

IV.      CARPET

         A.       NIGHTLY SCHEDULE

                  1.       Vacuum open areas.
                  2.       Spot vacuum non-traffic aisles.

         B.       WEEKLY SCHEDULE

                  1.       Thoroughly vacuum all areas.

         C.       AS REQUIRED

                  1.       Inspect for spots and stains.  Remove is possible.
                  2. Inspect for rub marks on cove base moldings and remove same.

V.       LUNCHROOM

         A.       NIGHTLY SCHEDULE

                  1. Wash and sanitize table tops, damp clean seats and backs of chairs.
                  2. Clean, polish and refill napkin holders (napkins supplied by tenant).
                  3.       Empty and damp clean ash trays.  Wash as required.
                  4. Empty all containers and disposals. Sanitize interior.
                  5.       Wash and sanitize exterior of all containers.
                  6.       Clean and sanitize drinking fountain.
                  7. Dust mop tile floors, making sure that no paper or dust is under any table base.
                  8.       Clean table bases as needed.
                  9.       Damp mop all tile floors with a disinfectant.
                  10.      Vacuum carpets.

         B.       WEEKLY SCHEDULE

                  1.       Wash and sanitize pedestals and legs.
                  2. Remove fingerprints from doors, frames, light switches, kick and push plates, and handles.
                  3. Low dust all horizontal surfaces to hand height, including sills, moldings, ledges, shelves, frames, ducts, and heating outlets.
                  4.       Spot clean the outside glass on showcases.
                  5.       Wash and sanitize chairs.

         C.       MONTHLY SCHEDULE

                  1. High dust above hand height all horizontal surfaces, including shelves, ledges, moldings, pipes, ducts, heating out lets.

         D.       AS REQUIRED

                  1. Clean all plaques, pictures, etc., as needed, so there are no fingermarks or dust build-up.

VI.      STAIRCASES

         A.       NIGHTLY SCHEDULE

                  1.       Dust and/or wash hand rails.
                  2. Sweep stairs completely, making sure all corners are clean. Wet mop when necessary.

VII.     ELEVATORS

         A.       NIGHTLY SCHEDULE

                  1.       Keep wall around signal button clean.
                  2.       Dust and rub down elevator doors; inside and outside.
                  3. Dust and rub down walls, metal work in elevator cabs; polishing metal surfaces.
                  4. Vacuum all elevator door tracks and keep surfaces clean.
                  5.       Properly maintain floors of all elevator cabs.

VIII.    TRASH

         A.       NIGHTLY SCHEDULE.

                  1.       Remove all waste and transport to designated area.

IX.      GARAGE AREA, ELEVATOR LOBBY

         A.       NIGHTLY SCHEDULE

                  1.       Thoroughly vacuum carpet.
                  2.       Spot clean partition glass.

         B.       MONTHLY SCHEDULE

                  1.       Thoroughly clean partition glass.

X.       DOCK AREA

         A.       NIGHTLY SCHEDULE

                  1.       Police dock wells and floor.

         B.       WEEKLY SCHEDULE

                  1.       Sweep dock wells and floor

XI.      WINDOW CLEANING

         A.       All windows inside and outside shall be cleaned as follows:

                  1. Exterior - All outside perimeter and vestibule windows, inside and out, at least three (3) times yearly.

                  2. Interior - All interior windows (including lobby glass inside and outside) three (3) times yearly.

                                    RIDER A"

                              RULES AND REGULATIONS

         (1) The sidewalks, walks, entries, corridors, concourses, ramps, staircases, escalators, and elevators (other than Tenant's freight elevator) shall not be obstructed or used by Tenant, or the employees, agents, servants, visitors, or licensees of Tenant for any purpose other than ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the consent of Landlord.

         (2) No freight, furniture, or bulky matter of any description will be received into the Building or carried into the elevators (other than Tenant's freight elevator) except in such a manner, during such hours, and using such elevators and passageways as may be approved by Landlord, and then only upon having been scheduled in advance. Any hand trucks, carryalls, or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards, and such other safeguards as Landlord shall require.

         (3) Tenant, or the employees, agents, servants, visitors, or licensees of Tenant shall not at any time place, leave, or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building.

         (4) Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Landlord, Tenant will refrain from or discontinue such advertising. In no event shall Tenant, without the prior written consent of Landlord, use the name of the Building or use pictures or illustrations of the Building.

         (5) Tenant shall not place, or cause or allow to be placed, any sign or lettering whatsoever in the windows of the Premises. Unless Tenant leases an entire floor, Tenant shall not place any sign or lettering in or about the Premises except in and at such places as may be designated by Landlord and consented to by Landlord in writing. All lettering and graphics on corridor doors must be approved in writing by Landlord, such approval not to be unreasonably withheld.

         (6) Canvassing, soliciting, or peddling in the Building is prohibited and Tenant shall cooperate to prevent same.

         (7) Any person in the Building will be subject to identification by employees and agents of Landlord. All persons in or entering Building shall be required to comply with the security policies of the Building. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss, or damage.

         (8) Except as otherwise explicitly permitted in its lease, Tenant shall not do any cooking or conduct any restaurant, luncheonette, automat, or cafeteria for the sale of or permit the delivery of any food or beverage intended for resale to the Premises, except by such persons delivering the same as shall be approved by Landlord and only under regulations fixed by Landlord. Tenant may, however, operate a coffee bar by and for its employees.

         (9) Tenant shall not, without Landlord's prior written approval, bring or permit to be brought or kept in or on the premises any inflammable, combustible, corrosive, caustic, poisonous, or explosive substance, or cause or permit any odors to permeate in or emanate from the Premises.

         (10) Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or Premises. No boring, driving of nails or screws, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior approval of Landlord.

         (11) No additional locks, bolts or other security devices of any kind shall be placed on any door in the Building or the Premises and no lock on any door therein shall be changed or altered in any respect without the consent of Landlord. Landlord shall furnish two keys for each lock on exterior doors to the Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys. All keys and access cards shall be returned to Landlord upon termination of this Lease. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times, and left locked when the Premises are not in use. Tenant shall promptly advise Landlord of any lost keys or access cards and of any keys or access cards retained by former employees of Tenant.

         (12) Tenant shall give immediate notice to Landlord in case of theft, unauthorized solicitation, or accident in the Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.

         (13) Tenant shall not advertise for laborers giving the Premises as an address, nor pay such laborers at a location in the Premises.

         (14) The requirements of Tenant will be attended to only upon application at the office of Landlord in the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

         (15) No awnings, draperies, shutters, or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Premises within the Building may be installed by Tenant except as otherwise provided for therein.

         (16) No portion of the Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

         (17) Tenant shall at all times keep the Premises neat and orderly.

         (18) Tenant shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors, any of which may be offensive to the other tenants and occupants of the Building, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Building or elsewhere and shall not place or install any projections, antennas, aerials, or similar devices inside or outside of the Premises or on the Building without Landlord's prior written approval.

         (19) The water and wash closets, drinking fountains, and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

         (20) Tenant shall not serve, nor permit the serving of alcoholic beverages in the Premises unless Tenant shall have procured Host Liquor Liability Insurance, issued by companies and in amounts reasonably satisfactory to Landlord, naming Landlord, or its agents and mortgagees, as an additional party insureds.

                            FIRST AMENDMENT TO LEASE

         THIS AGREEMENT is made as of the 1st day of October, 1999, between AMERICAN NATIONAL BANK AND TRUST COMPANY OP CHICAGO, not personally but solely as Trustee under Trust Agreement dated January 1, 1991 and known as Trust No. 113370-03 ("Landlord") and ICON INFOSYSTEMS, INC. ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant are parties to that certain Office Lease dated February 11, 1998 (herein, the "Lease"), which Lease demised to Tenant Suite 280 (the "Premises") in the building located 111 Barclay Boulevard, Lincolnshire Corporate Center, Lincolnshire, Illinois (the "Building"); and

         WHEREAS, Landlord and Tenant desire to expand the Premises, extend the term of the Lease and to otherwise amend the Lease in certain respects, all in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby amended as follows:

         1. DEFINED TERMS. The following terms shall have the respective meanings set forth below:

First Additional Premises:                 Suite 110 consisting of approximately
                                           1,877 rentable square feet, as shown
                                           on EXHIBIT "A" attached hereto and
                                           made a part hereof.

First Additional Premises Commencement
Date ("FPCD"):                             The date upon which Landlord's Work
                                           is substantially completed.

All other capitalized terms used herein shall have the same meaning as ascribed to them in the Lease, unless otherwise defined herein,

         2. FIRST ADDITIONAL PREMISES. Effective as of the First Additional Premises Commencement Date and for a lease term expiring concurrently with the Term (as extended hereby), the Premises shall include the First Additional Premises.

         3. TERM EXTENSION. Under the existing terms of the Lease, the Lease is scheduled to expire on February 28, 2001. The Term of the Lease is hereby extended for a period commencing on the First Additional Premises Commencement Date and continuing through the last day of the fourth (4th) Lease Year (the "First Extended Term"), on all of the same terms and conditions as are set forth in the Lease except as set forth in this Agreement. The First Extended Term shall be added to and become part of the Term for all purposes under the Lease and the last day of the First Extended Term shall be the Expiration Date for the entire Premises,

         4. FIXED MINIMUM RENT. Commencing on the First Additional Premises Commencement Date arid continuing through the First Extended Term, the annual Base Rent and Monthly Base Rent payable pursuant to the Schedule of Significant Terms for the entire Premises shall be as follows;

         PERIOD                           FIXED MINIMUM RENT                    MONTHLY FIXED RENT
         Lease Year l                         $90,733.85                             $7,561.15
         Lease Year 2                         $93,455.87                             $7,787.99
         Lease Year 3                         $96,259.54                             $8,021.63
         Lease Year 4                         $99,147.33                             $8,262.28

"Lease Year" shall mean the period commencing on the First Additional Premises Commencement Date and ending on the last day of the twelfth (I 2's') full calendar month following the First Additional Premises Commencement Date and each succeeding twelve calendar month period. Upon commencement of the First Extension Term and at the request of either party hereto, Landlord and Tenant shall enter into a written supplement to the Lease confirming the terms, conditions and provisions applicable to the First Extension Term as determined in accordance with the provisions hereof.

         5. TENANT'S PROPORTIONATE SHARE. From the First Additional Premises Commencement Date and continuing through the last day of the First Extended Term, Tenant's Share shall be increased to 7.56%.

         6. SECURITY DEPOSIT. The Security Deposit, as set forth in the Schedule of significant Terms of the Lease shall be increased to(pound)11,610.19 upon execution of this Agreement.

         7. CONDITION OF THE PREMISES. Tenant agrees (a) to accept possession of the First Additional Premises in the condition existing on the date hereof "as is", subject to performance of Landlord's Work, (b) that neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises or the Building except as expressly set forth herein, and (c) Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to the Premises except as expressly set forth herein. Notwithstanding the foregoing, Landlord shall perform the following work in the First Additional Premises (collectively, "Land1ord's Works") at Landlord's sole cost and expense: perform the work indicated in the Drawing dated September 28, 1999, a copy of which is attached hereto as Exhibit A, using building standard materials and finishes, the colors of the paint and carpeting to be selected by Tenant out of choices given by Landlord. Tenant shall be responsible for doing all other work in the First Additional Premises required for Tenant's occupancy thereof, except for that work which is specifically identified as being Landlord's Work pursuant to the terms hereof. Tenant's taking possession of the First Additional Premises shall be conclusive evidence against Tenant that the First Additional Premises were then in good order and satisfactory condition.

         8. EXTERIOR PARKING SPACES (MAXIMUM). The Maximum Number of Exterior Parking Spaces shall, effective as of the First Additional Premises Commencement Date, be increased from 15 to 22.

         9. OPTION TO EXTEND TERM. Section S.1 of the Supplemental Provisions of the Lease is hereby deleted in its entirety.

         10. REAL ESTATE BROKERS. Landlord has retained Van Vlissingen and Co. ("Landlord's Agent") as leasing agent in connection with this Amendment and Landlord will he solely responsible for any fee that may be payable to Landlord's Agent. Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Amendment other than Landlord's Agent, and that to the best of its knowledge and belief, no other broker, finder or like entity procured or negotiated this Amendment or is entitled to any fee or commission in connection herewith. The execution and delivery of this Amendment by each party shall he conclusive evidence that each party has relied upon the foregoing representations and warranties. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all costs expenses, claims and liabilities (including reasonable attorneys' fees and disbursements) which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Landlord's Agent) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Amendment, and/or the above representation being false. The provisions of this paragraph 10 shall survive the expiration or earlier termination of the Term of the Lease.

         11. BINDING EFFECT. The Lease, as amended hereby, shall continue in full force and effect, subject to the terms and provisions thereof In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall control. This Amendment shall be binding upon and inure to the benefit of Landlord, Tenant anti their respective successors and permitted assigns.

         12. SUBMISSION. Submission of this Agreement by Landlord to Tenant for examination and/or execution shall not in any manner bind Landlord and no obligations on Landlord shall arise under this Amendment unless and until this Amendment is fully signed and delivered by Landlord and Tenant,

         13. EXCULPATION. The liability of Landlord for Landlord's obligations under the Lease, as amended by this Amendment (the "Amended Lease"), shall be limited to Landlord's interest in the Building and the land thereunder and Tenant shall not look to any other property or assets of Landlord or the property or assets of any partner, shareholder, director, officer, principal, employee or agent, directly and indirectly, of Landlord (collectively, the "Parties") in seeking either to enforce Landlord's obligations under the Amended Lease or to satisfy a judgment for Landlord's failure to perform such obligations; and none of the Parties shall be personally liable for the performance of Landlord's obligations under the Amended Lease.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Lease to be executed as of the date first above written.

                                    LANDLORD:

                                    AMERICAN NATIONAL BANK AND TRUST COMPANY OF
                                    CHICAGO AS TRUSTEE UNDER TRUST NO. 113370-03

                                    By Van Vlissingen and Co.
                                    Duly Authorized Agent of Beneficiary


                                    By:  /s/ Charles Lamphere
                                       ----------------------------------------
                                         President


                                    TENTANT:

                                    ICON INFOSYSTEMS, INC.


                                    By:  /s/ Charles Dorfman
                                       ----------------------------------------
                                         Its:  President




Exhibit A - First Additional Premises
          - Drawing

EXHIBIT "A"                                                  September 28, 1999

111 Barclay Boulevard, Suite 110
1,877 Rentable Sq. Ft.








                                    [diagram]








ASSUMPTIONS:

- Install 12 can lights on dimmer in training room.
- New paint and carpet
- Install sink with 8 feet of upper and lower cabinets
- Supply full height refrigerator
- Vinyal tile floor in break room

                            SECOND AMENDMENT TO LEASE

         THIS AGREEMENT is made as of the 23rd day of December, 1999, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but solely as Trustee under Trust Agreement dated January 1, 1991 and known as Trust No. 113370-03 ("Landlord") and ICON IINFOSYS1'EMS, INC. ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant are parties to that certain Office Lease dated February 11, 1998 as amended by that certain First Amendment to Lease dated October 1, 1999 (as heretofore amended, the "Lease"), which Lease demised to Tenant Suite 280 (the "Premises") in the building located 111 Barclay Boulevard, Lincolnshire Corporate Center, Lincolnshire, Illinois (the "Building"); and

         WHEREAS, Landlord and Tenant desire to confirm certain dates set forth in the Lease and to otherwise amend the Lease in certain respects, all in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby amended as follows:

         1. DEFINED TERMS. All capitalized terms used herein shall have the same meaning as ascribed to them in the Lease, unless otherwise defined herein. The First Additional Premises Commencement Date shall be January 1, 2000 and the First Extended Term shall expire December 31, 2003, such date being the Expiration Date.

         2. FIXED MINIMUM RENT. The annual Base Rent and Monthly Base Rent payable pursuant to the Schedule of Significant Terms for the entire Premises shall be as follows:

         PERIOD                           FIXED MINIMUM RENT                    MONTHLY FIXED RENT
         1/1/00--12/31/00                      $90,733.85                            $7,561.15
         1/1/01--12/31/01                      $93,455.87                            $7,787.99
         1/1/02--12/31/02                      $96,259.54                            $8,021.63
         1/1/03--12/31/03                      $99,147.33                            $8,262.28

         3. ESTOPPEL. Tenant represents and warrants that as of the date hereof: (a) the Lease is in full force and effect, (b) the Lease has not been assigned or encumbered, (c) Tenant knows of no defense or counterclaim to the enforcement of the Lease, (d) Tenant is not entitled to any offset, abatement or reduction of rent under the Lease, (e) Landlord has completed all work to be performed by Landlord (including Landlord's Work) and paid all contributions and other sums due to Tenant under the Lease, and (f) neither Landlord nor Tenant is in default under any of its obligations under the Lease.

         4. BINDING EFFECT. The Lease, as amended hereby, shall continue in full force and effect, subject to the terms and provisions thereof. In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall control.

This Amendment shall be binding upon and inure to the benefit of Landlord, Tenant and their respective successors and permitted assigns.

         5. SUBMISSION. Submission of this Agreement by Landlord to Tenant for examination and/or execution shall not in any manner bind Landlord and no obligations on Landlord shall arise under this Amendment unless and until this Amendment is fully signed and delivered by Landlord and Tenant.

         6. EXCULPATION. The liability of Landlord for Landlord's obligations under the Lease, as amended by this Amendment (the "Amended Lease"), shall be limited to Landlord's interest in the Building and the land thereunder and Tenant shall not look to any other property or assets of Landlord or the property or assets of any partner, shareholder, director, officer, principal, employee or agent, directly and indirectly, of Landlord (collectively, the "Parties") in seeking either to enforce Landlord's obligations under the Amended Lease or to satisfy a judgment for Landlord's failure to perform such obligations; and none of the Parties shall be personally liable for the performance of Landlord's obligations under the Amended Lease.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Lease to be executed as of the date first above written.

                                    LANDLORD:

                                    AMERICAN NATIONAL BANK AND TRUST COMPANY OF
                                    CHICAGO AS TRUSTEE UNDER TRUST NO. 113370-03

                                    By Van Vlissingen and Co.
                                    Duly Authorized Agent of Beneficiary


                                    By:  /s/ Charles Lamphere
                                       ----------------------------------------
                                         President


                                    TENTANT:

                                    ICON INFOSYSTEMS, INC.


                                    By:  /s/ Charles Dorfman
                                       ----------------------------------------
                                         Its:  President

                                  TRAINING ROOM






                                    [diagram]

                                     ATRIUM





                                    [diagram]












                                    SUITE 280
              111 BARCLAY BOULEVARD - LINCOLNSHIRE CORPORATE CENTER
                           4,034 RENTABLE SQUARE FEET